                               TABLE OF CONTENTS

                   Portfolio Manager's Report to Shareholders
                                     PAGE 1

                       Schedule of Portfolio Investments
                                    PAGE 14

                      Statements of Assets and Liabilities
                                    PAGE 21

                            Statements of Operations
                                    PAGE 22

                      Statements of Changes in Net Assets
                                    PAGE 23

                         Notes to Financial Statements
                                    PAGE 26

                              Financial Highlights
                                    PAGE 34

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
--------------------------------------------------------------------------------
Dear Shareholder:

     The past two years have been trying times for investors. Since "9/11" we have seen tragedy, fear, uncertainty, irresponsibility, greed, and even fraud on a massive scale. Despite these setbacks, the country continues to move forward, our economy appears to be on track for a modest recovery, yet uncertainty remains for the equity markets. Fortunately, we wish to report that Alpine's funds enjoyed favorable performance during these tough times. With this Alpine Semi-Annual Report we also wish to extend a warm welcome to the shareholders of the Alpine Dynamic Balance Fund, the newest addition to the Alpine family.

     For the six-month fiscal period ending April 30, 2002, major measures of stock market performance where modestly positive with the Standard & Poors 500 Index up 2.31% and the Morgan Stanley Capital International (MSCI) E.A.F.E. (International) Index returning 5.84% in US dollars. In general, real estate equities have outperformed the broad markets over the past two years and Alpine has exceeded both the relevant sector benchmark indexes for each of our Funds, as well as the majority of comparable funds. While the specified sections of this report pertaining to each fund has more detailed performance data, we wish to illustrate with the following table how well Alpine's real estate funds performed during the past two years while the broad equity market has experienced great distress.

                      CUMULATIVE TOTAL RETURN COMPARISONS
                          (APRIL, 2000 TO APRIL, 2002)


    Alpine Realty Income and
      Growth......................      53.15%
    Alpine U.S. Equity............      88.09%
    Alpine International..........      27.79%
    -----------------------------------------
    Standard & Poors 500 Index....     (23.96%)
    MSCI E.A.F.E. Index...........     (30.05%)

     We attribute Alpine's out-performance during this period to an adherence to traditional valuation methods and our emphasis on business and economic fundamentals as part of our portfolio selection process. Our unusually broad universe of potential investments extends beyond the limits of most sector indexes, and this has enabled us to find compelling values when many stock prices seem high given the moderate economic growth prospects in light of historical valuation measures.

THE RECOVERY?

     Clear signs of economic strength are visible in weekly data. Manufacturing and non-manufacturing indexes are back up to pre 2001 levels; inventories are down, new orders are up; unemployment is below 6%; industrial production has reaccelerated, as have retail sales; and new and existing home sales are at record levels. Fueled by an extended mortgage refinancing boom and faith in the U.S. economies historic ability to bounce back, consumer confidence has also rebounded to a more normal range, albeit not to the heady levels of 1997-2000.

     The "irrational exuberance" of the recent past was in part due to the then high flying stock market, which in itself was the product of exaggerated growth projections and inflated earnings. Today, we know that over 1,000 companies have restated their earnings from the past several years. Extreme examples such as Enron, Worldcom and Adelphia represented much more than aggressive accounting, and have not only shaken investor's faith, but may even threaten consumer's confidence in our system's capacity to efficiently allocate capital and grow the economy. Whether the breakdowns of integrity were due to irresponsibility, malfeasance, or even fraud, their aftermath already includes a series of investigations, which hopefully will conclude with new safeguards, systems, procedures and regulations to renew the public trust. Perhaps a silver lining will be a renewed awareness of the importance of trust and the integrity in our system of democratic capitalism.

     The "new economy" era has come and gone. Now that stock market preferences have consolidated, small cap stocks have bested large capitalization companies, and "value" continues to beat growth. Basic businesses are favored over complex corporations. Steady growth is preferred to boom and bust, while current cash flow is worth more than future growth. A product of these concerns is the re-emergence of real estate, especially real estate securities as a top performing investment.
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders                   Alpine Mutual Funds
--------------------------------------------------------------------------------

     All of these issues have crystallized while the affects of the 9/11 atrocities linger on our psyches. Even though the sense that our country is at war with an enemy is vague, the risk of future attacks cannot be dismissed. This uncertain if omnipresent threat may have chastened investors, however the strength of the American economy and consumer durability has been impressive. Today, there are signs that the sale of homes and related goods will set yet another record for the third time in four years. The low interest rates which the Federal Reserve has maintained since September has combined with rising home prices to create enough household wealth to offset the fall in stock prices.

PROPERTY FUNDAMENTALS

     Fear of a bubble in U.S. home prices may seem plausible for certain cities, but it is more a product of looking in the stock market's rear view mirror. The facts are that nationwide, the median home price has risen by 5.3% during the past three years through April 2002. By comparison, since 1962, home prices have gained 8.5% per year. During the 1970's homes gained 11.9% per year and then 6.8% during the 1980's. Perhaps this suggests that inflation plus about 4% is a rational rate of appreciation, which implies that current levels are in line. By comparison, a real bubble exist today in England and in Sydney, Australia, where home prices have respectively jumped by 18% and 12% over the past year.

     The commercial property market has suffered from last year's recession and the reduced level of corporate spending. As the "new economy" companies continue to down size, there has been more space put back on the market. Rising vacancy rates in the office sector have eliminated the ability of landlords to raise rents in every market with possible exception of Washington, D.C. Virtually every other market has greater than 10% vacancy, with the national average approaching 15%. Even though many cities appear to be stabilizing or close to doing so this year, others continue to deteriorate, with the vacancy rate in Dallas now over 20%. The industrial property market is somewhat soft as well, although there is particular strength in many California markets. This is offset by weakness in Atlanta, Chicago and Raleigh in particular, with a 22% vacancy rate. Apartment vacancies have moderated from low single digits to higher single digit vacancies. This is a result of continued new construction and competition from affordable home mortgages, which has put pressure on rents. Solid consumer demand has helped the retail sector continue to be a strong part of our economy even though large malls have had slightly negative sales comps for their retailers. Big box retailers are doing well as shoppers still seek value.

VALUATIONS

     Despite soft fundamentals the shares of many REITs at the end of April were roughly 5% to 20% richer than their historic price relative to property value
(NAV). While we do not forecast a decline in REIT prices, it is clear that investors are searching for the stability and certainty of dividends and thus paying premium prices to get this income. We believe that the investment environment will favor real estate related securities over the next 12 to 18 months. Specifically, the attributes of high dividend yields, the stability of long term leases, and in the case of homebuilders, the visibility of 9 to 18 month order back logs should continue to attract investors to this sector of the stock market. Thus, Alpine remains positive on the group in general and optimistic over the prospects of selective equities.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                              Alpine Realty Income & Growth Fund Class Y Shares
12/29/98                                                                                                  10000
1/31/99                                                                                                   10250
4/30/99                                                                                                   11066
7/31/99                                                                                                   10984
10/31/99                                                                                                  10314
1/31/00                                                                                                   10652
4/30/00                                                                                                   11905
7/31/00                                                                                                   13519
10/31/00                                                                                                  12967
1/31/01                                                                                                   14553
4/30/01                                                                                                   14416
7/31/01                                                                                                   15440
10/31/01                                                                                                  14450
1/31/02                                                                                                 16328.5
4/30/02                                                                                                 18232.4

                                                                 Morgan Stanley REIT Index
12/29/98                                                                             10000
1/31/99                                                                               9889
4/30/99                                                                            10608.6
7/31/99                                                                            10297.4
10/31/99                                                                           9548.55
1/31/00                                                                            9759.94
4/30/00                                                                              10626
7/31/00                                                                            11986.5
10/31/00                                                                           11286.1
1/31/01                                                                            12352.9
4/30/01                                                                            12524.2
7/31/01                                                                            13284.1
10/31/01                                                                             12782
1/31/02                                                                            13846.4
4/30/02                                                                            15126.5

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Realty Income & Growth Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Morgan Stanley REIT Index ("RMS") is a total return index comprising of the most actively traded real estate investment trusts and is designed to be a measure of real estate equity performance.

The Morgan Stanley REIT Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the Realty Income & Growth Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                             COMPARATIVE TOTAL RETURNS AS OF 04/30/02
                                                                                        SINCE
                                               6 MONTHS(A)    1 YEAR    3 YEAR         INCEPTION(1)
---------------------------------------------------------------------------------------------------
Alpine Class Y                                   26.18%       26.47%    18.11%         19.74%
---------------------------------------------------------------------------------------------------
Morgan Stanley REIT Index                        18.34%       20.78%    12.54%         13.21%

(1) Class Y shares commenced on December 29, 1998. The performance of Class B shares from the period prior to their inception on February 18, 1999, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.
(a)  Not annualized.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

South East             Mountain States   Pacific Southwest   New England   Central Plains     South       Midwest     Mid Atlantic
16                                   3                  23             5                3        11            16               19

South East             Pacific Northwest   International
16                                     3               1

[%GRAPH]                      SECTOR DISTRIBUTION*

Lodging                Mortgage/Finance   Diversified   Net Leader   Health Care     Other       Storage     Office/Industrial
14                                   12            4            7             11         5             1                    17

Lodging                  Retail     Apartments
14                           21              8

TOP 10 HOLDINGS*

       1.  Entertainment Properties Trust            3.71%       6.  Chelsea Property Group, Inc.               2.67%
       2.  Vornado Realty Trust                      3.53%       7.  MeriStar Hospitality Corp.                 2.39%
       3.  CBL & Associates Properties, Inc.         3.00%       8.  Nationwide Health Properties, Inc.         2.39%
       4.  La Quinta Properties, Inc.                2.73%       9.  Apartment Investment & Management Co.,     2.20%
                                                                     9.00%
       5.  Prime Group Realty Trust                  2.70%      10.  Simon Property Group, Inc.                 2.16%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

     The Alpine Realty Income & Growth Fund returned 26.18% during the latest six month reporting period ended April 30, 2002. Net asset value per share increased to $14.51 from $11.92. Additionally, the Fund made a quarterly income distribution of $.22 as well as a $.0642 long term gain distribution on December 20, 2001 and another income distribution of $.1875 on March 26, 2002. The Fund's six month 26.18% performance compares favorably to the 2.31% return of the S&P 500 Index, the 18.34 % return of the Morgan Stanley REIT Index, and the 18.3% average return of the 158 mutual funds tracked by Lipper Analytical Services, Inc. within Lipper's Real Estate Funds category. Over the longer period since its inception on December 29, 1998 through April 30, 2002, the Fund achieved an annualized return of 19.74% and the #1 ranking among the 111 real estate funds tracked by Lipper which averaged 12.62%.

     During the last six months, real estate fundamentals continued to suffer as weakness in the economy caused significant job losses and apprehension by business owners regarding capital spending and real estate space leasing. The pricing power recently experienced not that long ago by landlords of office properties, apartments, and hotels essentially evaporated in most regions of the country. Property owners who had until recently talked of trading price for occupancies now were forced to focus determinedly on curtailing vacancy increases while offering ever lower rates. The technology/telecommunications centers of Silicon Valley, Austin, Boston, and Northern Virginia received the most attention given their declines after the eye-popping increases of the 1998-2000 period. Even the more traditional markets of Chicago, Atlanta, and New York have not been immune to the recent weakness with dramatically less demand for new apartment projects and increasing amounts of office space put up for sublet by struggling businesses.

     There was a shining light of the economy throughout the period, which was the individual consumer whose resilient consumption highlighted the best investment opportunities for the Fund. Given our skepticism regarding any near-term sustainable business cycle rebound (and thereby any commercial property market rebound), we weighted the Fund towards areas of the greatest confluence between an aggressive Federal Reserve interest rate policy and the consumer and away from several sectors dependent upon economic growth and job creation. Specifically, the Fund's investments during the period were characterized by sizable decreases and under weightings in companies owning office, warehouse, and apartment assets; increases in mortgage/finance REITs; significant investment in retail property companies, and the establishment of a small position in homebuilding companies.

     Investment in office and industrial REITs decreased from 31% of the Fund's real estate investments at October 31, 2001 to 17.1% at April 30, 2002. While we do not believe the condition of most office markets approaches the weakness experienced in the early 1990s, we believe office landlords will at best be able to tread water in the near term until the economy turns robust and overall space utilization by businesses puts pressure on the surplus of overall direct and sublet availabilities. As a result, the Fund decreased its exposure to the group by taking gains in the previously strong performers, Mission West Properties and Duke Realty Corporation, reducing our position in Equity Office, and limiting new investment in the sector.

     The Fund's investment in companies benefiting from mortgage finance activity, in homebuilders, and in retail REITs all focused on the behavior of the consumer who buoyed the economy with his purchasing. With mortgage financing at historically attractive levels, the Fund shifted investment away from apartment companies such as Roberts Realty Investors and Archstone-Smith Trust, whose occupancies were pressured by job losses, new supply, and competition from the home purchase market, reducing overall apartment investment from 14% to 7.5%. New investments were made in companies benefiting from both the consumer's mortgage financing activity and the steepness of the yield curve such as Impac Mortgage Holdings, Thornburg Mortgage, Apex Mortgage Capital, and Annually Mortgage Management as well as in homebuilders who continued selling houses at record levels, Standard Pacific, Centex, KB Home, and Lennar. Meanwhile, the fund maintained significant weighting in retail center REITs increasing its investment in CBL & Associates Properties, Developers Diversified Realty, and Simon Property Group while making new investments in General Growth Properties, The Rouse Company, and Taubman Centers. Retail and mortgage/finance REITs, in fact, were some of the best performers over the period with the Fund's shares in Chelsea Property Group, CBL & Associates, and Simon Property Group held since the beginning of the period returning 39.1%, 29.9%, and 27.1% respectively and iStar Financial and
--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders    Alpine Realty Income & Growth Fund
--------------------------------------------------------------------------------

Anthracite Capital providing total returns of 39.7% and 22.9%. The Fund's investment in Entertainment Properties Trust, an acquirer of megaplex movie theaters and a recent top ten holding, returned 19.6%.

     Other top performing companies for the Fund were hotel companies whose stock valuations bounced back strongly from there lows following September 11. Though stronger than expected leisure travel from the individual consumer helped offset weakness in business transient demand, hotel occupancies and derivatively pricing power remained at comparatively lower levels. Nevertheless, investors recognized an oversold condition and hotel REITs were the best performing sector over the period with shares in MeriStar Hospitality, RFS Hotel Investors, and Hospitality Properties Trust held during the entire period returning 85%, 69%, and 43.3%, respectively.

     Improvements in underlying real estate fundamentals will lag improvements to the economy. Until clearer signals of job creation and business confidence lead us to more aggressive purchasing of commercial property-related stocks, we will maintain a conservative bias and above average liquidity.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                 ALPINE U.S. REAL ESTATE      WILSHIRE REAL ESTATE      LIPPER REAL ESTATE FUNDS
                                                         EQUITY                SECURITIES TR INDEX               AVERAGE
                                                 -----------------------      --------------------      ------------------------
9/3/93                                                     10000                       10000                       10000
9/30/93                                                    10350                       10455                       10433
12/31/93                                                   10760                        9704                       10048
3/31/94                                                    10901                        9922                       10047
6/30/94                                                    10117                       10040                        9660
9/30/94                                                    10117                        9888                        9836
12/31/94                                                    9591                        9863                        9829
3/31/95                                                     9674                        9900                        9537
6/30/95                                                    10839                       10331                       10054
9/30/95                                                    11900                       10821                       10552
12/31/95                                                   12869                       11209                       10938
3/31/96                                                    13085                       11582                       11150
6/30/96                                                    13601                       12236                       11669
9/30/96                                                    13515                       12959                       12151
12/31/96                                                   15758                       15342                       14105
3/31/97                                                    16229                       15624                       14224
6/30/97                                                    18721                       16342                       14848
9/30/97                                                    24151                       18406                       16469
12/31/97                                                   24490                       18379                       16706
3/31/98                                                    25876                       18241                       16679
6/30/98                                                    24184                       17404                       16041
9/30/98                                                    18189                       15323                       14299
12/31/98                                                   19345                       15177                       14313
3/31/99                                                    17446                       14651                       13733
6/30/99                                                    19860                       16206                       15322
9/30/99                                                    16298                       14659                       14079
12/31/99                                                   15994                       14693                       14156
3/31/00                                                    16033                       15106                       14307
6/30/00                                                    17358                       16927                       15736
9/30/00                                                    19934                       18360                       16988
12/31/00                                                   19522                       19218                       17607
3/31/01                                                    20964                       19020                       17421
6/30/01                                                    23143                       21101                       19199
9/30/01                                                    19978                       20134                       18736
10/31/01                                                   19934                       19381                       17859
1/31/02                                                  25690.9                     21326.4                     19316.3
4/30/02                                                  30682.7                     23299.1                       21132

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Alpine U.S. Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Wilshire Real Estate Securities Index is a market capitalization weighted performance index of listed property and real estate securities.

The Lipper Real Estate Funds Average is an average of funds that invest 65% of their portfolio in equity securities of domestic and foreign companies engaged in the real estate industry.

The Wilshire Real Estate Securities Index and Lipper Real Estate Funds Average are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment adviser fees. The performance for the U.S. Real Estate Equity Fund reflects the deduction of fees for these value-added services. Investors cannot directly invest in an index.

                              COMPARATIVE TOTAL RETURNS AS OF 04/30/02
                                                                                         SINCE
                                                6 MONTHS(a)     1 YEAR   5 YEAR         INCEPTION(1)
----------------------------------------------------------------------------------------------------
Alpine Class Y                                     53.91%       35.32%   33.86%         13.82%
Alpine Class B*                                    53.80%       34.50%   12.81%         15.24%
----------------------------------------------------------------------------------------------------
Wilshire Real Estate Securities Index              20.22%       19.59%    9.01%         10.25%
Lipper Real Estate Funds Average                   18.30%       18.98%    8.50%          8.82%

     * REPRESENTS MAXIMUM CONTINGENT DEFERRED SALES CHARGE OF 5.00%.

(1) Class Y shares commenced on September 3, 1993. The performance of Class B shares from the period prior to their inceptions on March 7, 1995, represents performance for Class Y shares. Class B shares are subject to distribution and service fees, which had they been included in the prior period, performance would have been lower.

(a)  Not annualized.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

South East              Mountain States   Pacific Southwest   New England   Central Plains      South        Midwest
11                                    8                  25             8                3         18              8

Mid Atlantic           Pacific Northwest
          15                       4

[%GRAPH]                      SECTOR DISTRIBUTION*

Lodging                          Apartments      Other Diversified        Land             Office         Homebuilders
12                                        1                    14            2                 15                   39

Retail
    17

TOP 10 HOLDINGS*

       1.  La Quinta Properties, Inc.                4.99%       6.  Standard Pacific Corp.                    4.35%
       2.  Impac Mortgage Holdings, Inc.             4.93%       7.  M.D.C. Holdings, Inc.                     4.30%
       3.  Pulte Homes, Inc.                         4.84%       8.  Six Flags, Inc.                           4.25%
       4.  Lennar Corp.                              4.82%       9.  MeriStar Hospitality Corp.                4.11%
       5.  Hovanian Enterprises, Inc.                4.47%      10.  Alexander's, Inc.                         3.92%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders   Alpine U.S. Real Estate Equity Fund
--------------------------------------------------------------------------------

     The Alpine U.S. Real Estate Equity Fund Class Y enjoyed an NAV (net asset value per share) increase 53.91% to $20.84, during the six months ending April 30, 2002. This compares favorably with both the Lipper Real Estate Funds Average gain of 18.30% and the Fund's benchmark, the Wilshire Real Estate Securities Index, which gained 20.22%. For this period ending April 30, 2002 the Alpine U.S. Real Estate Fund was the sector's top performer, while it ranked #2 for the concluding 12 months, up 35.32%, #7 for the three-year period, up an annualized 14.95%, and #1 for the past five years, up 13.86% annualized

     The Alpine U.S. Real Estate Equity Fund's strong performance since last October was fueled by increasing its exposure to both the Homebuilding and Lodging sectors, which rose by 63.6% and 54.9%, as measured by the respective S&P Supercomposite Indexes for homebuilders and hotels. As of April 30, homebuilders constituted 39% of the Fund's equity investments, up from 27% in October. This 12% increase largely offset reductions in the portfolio's weightings in lodging companies from 24% to 16%, the office sector from 16% to 10%, and shopping centers from 16% to 12%. These adjustments reflect our ongoing risk/return analysis incorporating the evolution of share prices and earning prospects.

     New order trends for homebuilders continue at record levels while industry consolidation is accelerating. Given strong order backlogs, stable profit margins and rising new orders we believe that consensus earnings estimates for both 2002 and 2003 are yet again too low. Since we assume that the prospects are for limited changes in interest rates and hence high home affordability, the moderate appreciation of home prices should continue. At roughly eight-times Price/Earnings (P/E) multiples, builders are still well below their 1980's average of two-thirds the broad market (S&P 500) multiple. A return to such levels would produce mid-teens P/E ratios for the group. Even without such a multiple expansion, the growth rate to P/E allows room for more upside. For example, Hovnanian Enterprises has gained 167% during the six months under review, however the P/E multiple is only 8.4X for '03, assuming street estimates of 17% growth.

     While lodging demand has recovered from its post 9/11 low point, the rate of improvement in both demand and the overall economy has lagged optimistic projections. Hotel stock prices got a bit ahead of themselves, so we reduced exposure, however we remain constructive regarding long term prospects. Nonetheless, the fund benefited from gains in Meristar Hospitality, RFS Hotel Investors and La Quinta Corp. of 84.97%, 68.96%, and 49.16%, respectively.

     We are less sanguine about the medium-term prospects for office owners. Outside of Washington, D.C. and New York City (Midtown) the prospect of further deterioration in operating cash flow over the next 12 months is considerable, and property prices remain expensive. The reduced exposure to the retail sector reflects the price appreciation of the sector more than fundamental performance. Community strip centers are trading for premium prices to underlying assets and have modest growth prospects. Large mall owner's shares are more reasonable, however the same-store sales of both anchors and specialty stores in particular are a concern. Nevertheless, near term prospects are stable. Chelsea Property Group, a long-term holding which produced a 38.92% total return over the six months, is no longer cheap at $30, especially in light of our cost basis below $15 in 2000, yet its growth prospects are among the best of all REITs!

     The stock market's enthusiasm for yield, stability, and transparency, will continue to support shares in this sector. The growth prospects of a near term recovery are not as compelling as usual during this stage of the cycle, because the property sector was not a contributor to the recession, merely a bystander. Thus, a depressed base from which to recover does not exist, however the current level of relative stability and visibility of earnings remains a major support for investment in property at this time. Furthermore, property stocks valuations could limit equity market downside. Commercial property owners (REITS, REOC, etc.) are not cheap, but well below historic highs (price-to-NAV, or cash flow multiples) and homebuilders still trade below long term average earnings multiples, despite stable business conditions. In this light, we remain positive on the prospects for these stocks, relative to the broad market.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders      Alpine International Real Estate
Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                    Alpine International Real Estate   GPR General Property Securities Index-Global
10/31/91                                                                       10000                                          10000
1/31/92                                                                        10536                                           9895
4/30/92                                                                         9687                                           9111
7/31/92                                                                         9420                                           9399
10/31/92                                                                       10223                                           9306
1/31/93                                                                        11364                                           9300
4/30/93                                                                        13203                                          11177
7/31/93                                                                        14082                                          11389
10/31/93                                                                       16024                                          12953
1/31/94                                                                        17156                                          14738
4/30/94                                                                        16115                                          13725
7/31/94                                                                        15526                                          13980
10/31/94                                                                       15595                                          14026
1/31/95                                                                        13453                                          12674
4/30/95                                                                        13234                                          13410
7/31/95                                                                        15300                                          14167
10/31/95                                                                       14085                                          13696
1/31/96                                                                        15312                                          14828
4/30/96                                                                        15944                                          15329
7/31/96                                                                        15531                                          15290
10/31/96                                                                       14960                                          16311
1/31/97                                                                        15606                                          16895
4/30/97                                                                        13853                                          16189
7/31/97                                                                        15873                                          17558
10/31/97                                                                       15788                                          15285
1/31/98                                                                        16774                                          14138
4/30/98                                                                        18564                                          14601
7/31/98                                                                        17358                                          12688
10/31/98                                                                       15776                                          13210
1/31/99                                                                        16353                                          12994
4/30/99                                                                        17888                                          14455
7/31/99                                                                        17864                                          14418
10/31/99                                                                       16121                                          13349
1/31/00                                                                        15239                                          13066
4/30/00                                                                        15154                                          13162
7/31/00                                                                        15998                                          14131
10/31/00                                                                       15570                                          13678
1/31/01                                                                        17624                                          15218
4/30/01                                                                        16658                                          14794
7/31/01                                                                        17331                                          15095
10/31/01                                                                       15093                                          14318
1/31/02                                                                      16898.1                                        14913.9
4/30/02                                                                      19365.2                                        16414.2

                                                    Salomon Smith Barney Global Equity Index
10/31/91                                                                               10000
1/31/92                                                                                 9563
4/30/92                                                                              8748.23
7/31/92                                                                              8651.13
10/31/92                                                                             8528.28
1/31/93                                                                              8335.54
4/30/93                                                                              10829.5
7/31/93                                                                              11231.3
10/31/93                                                                             13351.8
1/31/94                                                                                15946
4/30/94                                                                              13970.3
7/31/94                                                                              14207.8
10/31/94                                                                             14372.6
1/31/95                                                                              12116.1
4/30/95                                                                              12995.8
7/31/95                                                                              14335.6
10/31/95                                                                             13680.5
1/31/96                                                                              15758.6
4/30/96                                                                              16302.2
7/31/96                                                                              15853.9
10/31/96                                                                             17436.1
1/31/97                                                                              18463.1
4/30/97                                                                              17892.6
7/31/97                                                                              19860.8
10/31/97                                                                             15425.9
1/31/98                                                                              13548.5
4/30/98                                                                              14476.6
7/31/98                                                                              11675.4
10/31/98                                                                             12743.7
1/31/99                                                                              12663.4
4/30/99                                                                              14675.6
7/31/99                                                                              14900.2
10/31/99                                                                             13918.2
1/31/00                                                                              14135.4
4/30/00                                                                              13750.9
7/31/00                                                                                14371
10/31/00                                                                             14080.8
1/31/01                                                                                15510
4/30/01                                                                              14587.1
7/31/01                                                                              14378.5
10/31/01                                                                             13448.2
1/31/02                                                                              13594.8
4/30/02                                                                              14985.5

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the International Real Estate Equity Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original cost. The returns set forth reflect the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The GPA General Property Securities Index - Global is a market weighted total return performance index, available on a monthly basis. The purpose of this index is to cover a broad range of property investment companies with a market capitalization of more than 50 million U.S. dollars. It is constructed on a total return basis with immediate reinvestment of all dividends. Investors cannot directly invest in an index.

The Salomon Smith Barney BMI Work (ex. U.S.) Property Index is a market weighted total return performance index, available on a monthly basis. The index consists of any companies from developed markets that has float larger than $100 million and derive more than half of its revenue from property-related activities. Investors cannot directly invest in an index.

                              COMPARATIVE TOTAL RETURNS AS OF 04/30/02
                                                       6 MONTHS(a)     1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------------
Alpine Class Y                                            28.31%       16.25%    6.93%      7.17%
----------------------------------------------------------------------------------------------------
Salomon Smith Barney BMI World (ex U.S.) Property         11.44%        2.74%   (3.24%)     7.08%
  Index
GPR General Property Securities Index-Global              14.64%       10.95%    0.28%      6.06%

(1) Performance of Class B shares prior to its inception on 2/8/95, represents performance of Class Y shares, which commenced operations on 2/1/89.

(a)  Not annualized
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

Asia                                                      North America               Latin America
34                                                                   31                           2

Europe
33

[%GRAPH]                      SECTOR DISTRIBUTION*

Lodging                                Industrial             Other            Residential           Office
24                                              4                 4                     24               28

 Retail
     16

TOP 10 HOLDINGS*

       1.  Kiwi Income Property Trust                6.09%       6.  Euro Disney S.C.A                         3.53%
       2.  Inmobiliara Colonial SA                   4.91%       7.  Mirvac Group                              3.24%
       3.  Alexander's, Inc.                         4.60%       8.  Unibail                                   3.23%
       4.  Diamond City Co., Ltd.                    3.86%       9.  Societe Du Louvre                         3.02%
       5.  Fairmont Hotels & Resorts, Inc.           3.84%      10.  Wereldhave N.V.                           2.96%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders Alpine International Real Estate Fund
--------------------------------------------------------------------------------

     The Alpine International Real Estate Equity Fund's total return was 28.31% as its NAV (per share) increased to $15.54 during the six months ended April 30, 2002. This compares favorably with both the GPR General Property Securities Index-Global and the Salomon Smith Barney-BMI world (ex-U.S.) Property Index, which return 14.64% and 11.44%, respectively. For the past year, the Fund in comparison with its respective benchmark indexes returned 16.25% versus 10.95% and 2.74%, respectively. Please be aware that the GPR index is 50% weighted in the U.S., the SSB-BMI index has no (0%) U.S. exposure while Alpine International has less than 20% in the U.S.

     It is important to note that the trend of both the dollar and international equities (MSCI E.A.F.E. Index) appears to have turned more favorable for investing abroad in just the past few months. This follows nearly a decade of superior U.S. investment returns. We suspect that this trend may become more established over the next few years, although there will surely be periods of domestic out-performance. For example, your Fund's weighting its U.S. equities was raised from 11.8% to 19.3%, because we are confident of the prospects for homebuilders (42% of the U.S. allocation). Global allocations across continents are little changed with fairly equal distribution in Asia, the Americas and Europe. Over time we would expect less than 20% in the U.S., which is the new SEC mandated maximum for International funds.

     Other notable adjustments to the portfolio include the decline in Spanish exposure from 17.0% last October to 11.3% as of April. In part, this reflects the take over of FILO by ING last year. Top returns were achieved for the six months in NH Hotels (41.0%), Vallehermoso (40.1%) and Metrovacesa (34.2%). After April 30, both Vallehermoso and Metrovacesa saw there controlling shareholders sell stakes of just under 25% at large premiums to market prices. Unfortunately, Spanish law uses 25% as a hurdle for mandatory purchase of all shares, so no takeovers ensued. Hotel stocks in Europe also performed well, with Millennium & Copthorne up 74.7%, Societe du Louvre up 21.1% and Pandox up 29.6%. While Europe's economic growth appears a bit anemic; hotels appear to have solid long term upside potential from current prices..

     In Canada, hotels also did well as Fairmont Hotels & Resorts gained 60.7% while golf course owner Clublink added 42.3% from October through April. The U.S. portfolio holdings performed well and are described in detail in the section on Alpine U.S. Real Estate. Latin American holdings suffered, due to the collapse of the Argentine Peso, whose severity we underestimated. The share price of IRSA almost doubled, however the currency lost 72% of its value for a nearly 30% overall loss.

     In contrast, Thailand is finally recovering from its currency crisis in 1997 and 1998, and so are its property stocks. Notably, Central Pattana gained 81.1% as it expands its portfolio of shopping malls, and residential developer Golden Land added 52.1%. Hong Kong and Philippine residential developers also produced strong returns as economic recovery is beginning to take hold.

     The Japanese economy showed mixed signs of recovery, however weak office demand and a large pipeline of new office buildings set for their Tokyo debut in late 2003 may limit any near term rental resurgence. The Fund's largest holding in Japan shopping mall developer Diamond City has established a potentially profitable pipeline of new malls, so its shares gained 93.7% in recognition.

     Given the uncertainty of global equity markets property stocks have attracted investors seeking stable, long-term cash flow, as well as those desirous of gains from a rebound in economic activity. Currently, this portfolio has been structured to participate in either scenario.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders           Alpine Dynamic Balance Fund
--------------------------------------------------------------------------------
[Value of a $10,000 Investment Graph]

                                                                                                    MOODY'S EQUITY MUTUAL FUND
                                                                ALPINE DYNAMIC BALANCED FUND              BALANCED INDEX
                                                                ----------------------------        --------------------------
6/7/01                                                                      10000                              10000
6/30/01                                                                      9960                               9725
7/31/01                                                                   10100.4                            9703.61
8/31/01                                                                   10180.2                            9398.91
9/30/01                                                                   9993.93                            8916.75
10/31/01                                                                  10164.8                            9090.62
11/30/01                                                                  10325.4                            9407.14
12/31/01                                                                  10481.4                            9439.93
1/31/02                                                                   10461.4                            9360.81
2/28/02                                                                   10613.1                            9278.12
3/31/02                                                                   10737.3                            9438.52
4/30/02                                                                   10707.2                            9253.17

This chart represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark. Past performance is not predictive of future results. Investment return and principal value of the Dynamic Balance Fund will fluctuate, so that the shares, when redeemed, may be worth more or less than their original the waiver of certain fees. Without the waiver of fees, total return would have been lower.

The Moody's Balanced Equity Fund Index...

                            COMPARATIVE TOTAL RETURNS AS OF 04/30/02
JUNE 7, 2001(1) THROUGH APRIL 30, 2002                          6 MONTHS(a)    SINCE INCEPTION(1)
-------------------------------------------------------------------------------------------------
Alpine Dynamic Balance Fund                                        5.34%               7.07%
-------------------------------------------------------------------------------------------------
Moody's Equity Mutual Fund Balanced Index(2)                       1.79%              (7.48%)

(1)  Commencement of operations.

(2) The Moody's Balanced Equity Fund Index tracks a group of similar funds that typically correspond to standard classifications based on investment objectives and fundamental policies. The index includes balanced funds, asset allocation funds, and to a lesser extent, multi-asset global funds.

(a)  Not annualized.
[%GRAPH]                   GEOGRAPHICAL DISTRIBUTION*

                       CONSTRUCTION                                  U.S.         SHORT-      U.S. GOV'T
                            -                                      TREASURY        TERM         AGENCY                      REAL
BANKS                  RESIDENTIAL    CONGLOMERATE     OTHER      NOTES/BONDS   INVESTMENTS   OBLIGATIONS   UTILITIES      ESTATE
-----                  ------------   ------------     -----      -----------   -----------   -----------   ---------      ------
9                            3              4            10           30             8             7            10           9


FINANCIAL
SERVICES
---------
10

TOP 10 HOLDINGS*

       1.  U.S. Treasury Bond, 6.000%, 02/15/26      18.8%       6.  Pulte Homes, Inc.                          2.5%
       2.  U.S. Treasury Note, 4.625%, 05/15/06       6.9%       7.  Allegheny Energy, Inc.                     2.3%
       3.  FNMA, 6.250%, 05/15/29                     6.8%       8.  Vornado Realty Trust                       2.0%
       4.  U.S. Treasury Bond, 7.25%, 05/15/16        4.0%       9.  Fleet Boston Financial Corp.               2.0%
       5.  Meristar Hospitality Corp.                 2.8%      10.  Teco Energy, Inc.                          1.9%

* Portfolio holdings are subject to change.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders           Alpine Dynamic Balance Fund
--------------------------------------------------------------------------------

     The Alpine Dynamic Balance Fund provided a 5.34% return in the six-month fiscal semi-annual period. This performance through April 30th compares with 2.3% for the S&P 500 Index, 1.79% for the Moody's Balanced Fund Index and 0.55% for the NASDAQ Composite Index. At the end of this period the portfolio was 54.5% invested in common stocks and REITs, 36.4% invested in U.S. Government and Agency obligations, and held 9.4% in short-term cash equivalents.
     Since inception of the Fund in June, 2001, the portfolio performance is +7.07%, compared with -14.7% for the S&P 500, -7.48% for the Moody's Equity Mutual Fund Balanced Index and -25.2% for the NASDAQ Composite Index.
     Our expectations for modest growth in the economy for sometime to come led to continued portfolio emphasis on interest sensitive equities. The largest sector weighting was in REITs (10.0%), followed by utilities (8.9%), banks (9.0%), and financial services (8.7%). These holdings are selected for growth and sustained dividend income. In all cases our strategy in this interest sensitive group of holdings has been to buy shares of either depressed values or conservatively valued companies with a catalyst for significant reasonably near-term earnings gains.
     These characteristics are evident in two of the largest holdings in the portfolio: Meristar Hospitality and Allegheny Energy. Meristar Hospitality is a hotel property REIT, purchased originally at low prices after September 11. The initial commitment shows a 60% gain. Allegheny Energy was selected for investment after the Enron crisis had its impact among companies engaged in energy trading. This very large integrated utility company serving Western Pennsylvania and surrounding areas had acquired a relatively small electricity trading operation from Merrill Lynch in 2001 which led nervous investors to sell during the post Enron period of crisis. We found this an opportunity to buy a well-positioned utility with an above average dividend return. Similarly, to take advantage of what we think were anomalous temporary events, we purchased IDA Corp. (Idaho Power being the principal subsidiary) during a period where its hydroelectric generating plants were operating well below capacity due to below normal precipitation in the area of its dams. Concerns over the electric power trading business after the California power crisis also depressed the price of this utility, American Electric Power, a huge multi-state utility company, as well as the smaller, highly diversified utility Aquila (formerly Utilicorp United).
     In the real estate sector, we sought a variety of solid opportunities. These ranged from Chelsea Property Group, the most successful operator of outlet shopping malls to Vornado Realty Trust, whose aggressive expansion in New York City and entry into Washington, D.C. have positioned the company for the future. Prime Group Real Estate Trust is in our view an undervalued property company with current operating challenges, yet the prospect of significant gains in the event of liquidation or its acquisition. The most profitable holding to date among the real estate group is Impac Mortgage Holdings, which has increased 55% since its purchase in October.
     The bank group predominantly have temporarily depressed valuations with strong fundamental growth potential. The setback to the financial markets in 2000 through 2002 has impaired the near term growth trends of the largest banks which provide administration and custody services for mutual funds. This includes our portfolio holdings of Bank of New York and State Street Bank and Trust. We believe Fleet Boston Financial and PNC, Inc. have had current earnings impaired by one-time events. In the case of Fleet Boston, its large Argentine subsidiary has been adversely affected by the currency and financial crisis in Argentina, while PNC suffered a loss from Enron.
     The financial services group includes Chubb Company and Marsh & McLennan, which are expected to benefit by a general rise in insurance rates catalyzed by the substantial insurance claims after September 11, 2001. American Express has recovered substantially from the September 21 low, but it still reflects the slow recovery of travel and depressed financial market impacts.
     Conglomerates represent just over 4% of the fund. The largest holding is Honeywell, viewed as a turnaround situation with the possibility of an eventual sale (as was originally intended in their cancelled transaction with General Electric). Additional shares of General Electric have been accumulated, as its price declined as a consequence of recent apprehensions about companies which are "serial acquisitors". We believe General Electric has strong internal growth capabilities in the present environment predominantly through its GE Capital operations in insurance and financing, despite order

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders           Alpine Dynamic Balance Fund
--------------------------------------------------------------------------------

cancellations in electricity generating equipment and aircraft engines.
     Specialty opportunities are important to this portfolio. Most successful have been Pulte Corporation and Standard Pacific Corporation, both leading homebuilders. The Pulte position -- the second largest in the fund -- has a gain of 35%. Other specialties are turnaround companies where effective management results have brought significant gains. RPM, Inc., one of the first holdings of the fund, has increased 80% since acquisition. Similarly, Penn Virginia Corporation is now the object of an effort to realize its assets by a major shareholder.
     In the pharmaceutical group, all three companies were predominantly bought on weakness, when market apprehensions about the loss of patent protection were further aggravated by worries over the prospective pipelines of the new products. In these well-positioned companies with major research efforts our expectation is that such circumstances often create outstanding long-term purchase opportunities. In the case of Bristol Meyers Squibb, other problems have added complexity to the outlook and it is significant that management has engaged investment bankers to aid them in the improvement or realization of values.
     Perhaps the most disappointing holding in the portfolio has been the shares of International Business Machines Corp. While less than 1% of assets, it is nonetheless a source of concern. Clearly, the information technology services business has proven to be more cyclical than many, including we, had expected. Nonetheless, we believe that IBM shares are selling at a below market multiple and share buybacks can sustain profitability until new growth trends emerge.
     The fixed income portion of the portfolio is predominantly long-term obligations of the U.S. Treasury and the Federal National Mortgage Association. Our expectation is that as the economy recovers shorter term rates will rise, but the rate of recovery will not be such as to drive longer-term maturity bond yields up from current levels. Therefore, we have added to holdings in the longer maturity spectrum. Our major holding is the United States Treasury 6% bond due in 2026.
     We believe that the portfolio is well positioned for the moderately growing American economy outlook which we envision. It is however cautiously positioned in what are primarily viewed as "defensive" equities. The goal of the Dynamic Balance strategy is to be sensitive to changing opportunities, essentially opportunistic about change but always focused on a risk adverse investing policy. We believe the fund has the liquidity and the flexibility to effectively meet our strategic goals in the months ahead and thus generate superior returns.

--------------------------------------------------------------------------------

Portfolio Manager's Report to Shareholders       Alpine Real Estate Mutual Funds
--------------------------------------------------------------------------------
NEAR TERM PROSPECTS

     The prospects for the next six to twelve months will depend on the strength of consumer confidence and consumption as we await a renewal of corporate capital spending. Government spending on defense may help, but its multiplier effect may lag by a long time. The impact of programmed tax cuts also appears to be several years away. So we are hopeful that the continuation of low interest rates will help the economy to bridge this gap.

Sincerely,

/s/ Samuel A. Lieber
Samuel A. Lieber

     Property stocks in the U.S. and abroad have shown their benefit to balanced portfolios over the past few years. Our job will be to continue to strike the correct balance between defensive characteristics, growth opportunities and long term values.

     We appreciate your support and interest.

Thank you.

/s/ Robert W. Gadsen
Robert W. Gadsden

--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (69.3%)
Apartments -- (4.1%)
     6,000   Apartment Investment &
               Management Co. .............  $   294,600
     7,400   Equity Residential Properties
               Trust.......................      208,680
    13,200   Town & Country Trust..........      297,000
                                             -----------
                                                 800,280
                                             -----------
Diversified -- (3.5%)
    15,600   Vornado Realty Trust..........      687,960
                                             -----------
Healthcare -- (9.4%)
     3,000   Health Care Property
               Investors, Inc. ............      122,490
     9,300   Heathcare Realty Trust,
               Inc. .......................      281,790
     2,700   Health Care REIT, Inc. .......       76,140
    25,000   Nationwide Health Properties,
               Inc. .......................      465,000
    22,200   Senior Housing Properties
               Trust.......................      319,458
    16,000   Universal Health Realty Income
               Trust.......................      391,200
    14,900   Ventas, Inc. .................      201,150
                                             -----------
                                               1,857,228
                                             -----------
Lodging -- (6.0%)
    12,000   Hospitality Properties
               Trust.......................      408,000
    26,500   MeriStar Hospitality Corp. ...      465,075
    20,600   RFS Hotel Investors, Inc. ....      312,708
                                             -----------
                                               1,185,783
                                             -----------
Mortgage/Finance -- (10.8%)
    12,000   Annaly Mortgage Management
               Inc. .......................      218,400
    30,300   Anthracite Capital, Inc. .....      347,844
    20,000   Apex Mortgage Capital,
               Inc. .......................      247,000
    13,000   iStar Financial, Inc. ........      404,300
    30,000   Impac Mortgage Holdings,
               Inc. .......................      313,500
    15,100   RAIT Investment Trust.........      312,117
    14,000   Thornburg Mortgage, Inc. .....      295,960
                                             -----------
                                               2,139,121
                                             -----------
Net Lease -- (3.7%)
    31,300   Entertainment Properties
               Trust.......................      724,595
                                             -----------
Office-Industrial Buildings -- (13.1%)
     2,100   AMB Property Corp. ...........       58,884
     6,100   Alexandria Real Estate
               Equities, Inc. .............      278,770
     7,000   Boston Properties, Inc. ......      272,860
     6,400   CarrAmerica Realty Corp. .....      205,568
    11,483   Equity Office Properties
               Trust.......................      328,758
     7,900   Kilroy Realty Corp. ..........      222,385
     3,000   Liberty Property Trust........       95,850
    82,300   Pacific Gulf Properties,
               Inc. .......................       78,185
     5,300   PS Business Parks, Inc. ......      190,535
    63,000   Prime Group Realty Trust......      526,050
    10,200   ProLogis Trust................      226,440
     4,200   Reckson Associates Realty
               Corp. Class B...............      106,890
                                             -----------
                                               2,591,175
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS, CONTINUED:
Retail Centers -- (17.5%)
     2,800   Alexander's, Inc. (a).........  $   187,740
    16,000   CBL & Associates Properties,
               Inc. .......................      585,600
     8,600   Chelsea Property Group,
               Inc. .......................      519,870
    19,000   Developers Diversified Realty
               Corp. ......................      419,900
     7,000   General Growth Properties,
               Inc. .......................      320,110
    39,500   Philips International Realty
               Corp. ......................       89,665
    12,500   Simon Property Group, Inc. ...      421,875
    22,000   Taubman Centers, Inc. ........      328,900
     3,300   The Macerich Co. .............       96,855
     6,800   The Mills Corp. ..............      187,136
     9,100   The Rouse Co. ................      294,476
                                             -----------
                                               3,452,127
                                             -----------
Storage -- (1.2%)
     6,300   Public Storage, Inc. .........      239,211
                                             -----------
             Total Real Estate Investment
               Trusts......................   13,677,480
                                             -----------
COMMON STOCKS -- (6.8%)
Lodging -- (2.6%)
    51,000   La Quinta Corp. (a)...........      406,980
    89,600   MeriStar Hotels & Resorts,
               Inc. (a)....................      106,624
                                             -----------
                                                 513,604
                                             -----------
Homebuilders -- (4.2%)
     2,700   Centex Corp. .................      152,010
     3,000   KB Home.......................      149,550
     2,500   Lennar Corp. .................      138,850
    11,400   Standard Pacific Corp. .......      382,698
                                             -----------
                                                 823,108
                                             -----------
             Total Common Stocks...........    1,336,712
                                             -----------
PREFERRED STOCKS -- (11.9%)
Apartments -- (2.7%)
    17,100   Apartment Investment &
               Management Co., 9.00%,
               Series C....................      429,039
     3,900   Associates Estates Realty
               Corp., 9.75%, Series A......       98,670
                                             -----------
                                                 527,709
                                             -----------
Diversified -- (2.0%)
    15,200   Corrections Corp of America,
               8.00%, Series A.............      295,640
     4,120   Corrections Corp of America,
               12.00%, Series B............       97,438
                                             -----------
                                                 393,078
                                             -----------
Lodging -- (4.0%)
    21,500   La Quinta Properties, 9.00%,
               Series A....................      533,200
    10,000   LaSalle Hotel Properties,
               10.25%, Series A............      265,000
                                             -----------
                                                 798,200
                                             -----------

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
REALTY INCOME & GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
PREFERRED STOCKS, CONTINUED:
Net Lease -- (0.8%)
     6,300   Commercial Net Lease Realty,
               9.00%, Series A.............  $   156,051
                                             -----------
Office-Industrial Buildings -- (1.9%)
    20,500   Prime Group Realty Trust,
               9.00%, Series B.............      367,975
                                             -----------
Shopping Malls -- (0.5%)
     4,300   Taubman Centers, Inc., 8.30%,
               Series A....................      102,770
                                             -----------
             Total Preferred Stocks........    2,345,783
                                             -----------

 SHARES /               SECURITY               MARKET
PAR VALUE             DESCRIPTION               VALUE
----------   ------------------------------  -----------
SHORT-TERM INVESTMENTS -- (13.9%)
$2,741,000   Federal Home Loan Bank
               Discount Note, 1.60%,
               Maturity 5/1/2002...........  $ 2,741,000
                                             -----------
             Total Short-Term Investment...    2,741,000
                                             -----------
             Total Investments (Cost
               $17,363,366) (101.9%)          20,100,975
             Liabilities in excess of other
               assets   (1.9%)                  (378,653)
                                             -----------
             Total Net Assets(100.0%)        $19,722,322
                                             ===========

---------------

(a) Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
U.S. REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (36.9%)
Diversified -- (2.6%)
    34,300   Vornado Realty Trust..........  $ 1,512,630
                                             -----------
Mortgage REITS -- (6.7%)
    34,100   iStar Financial, Inc. ........    1,060,510
   263,600   Impac Mortgage Holdings,
               Inc. .......................    2,754,620
                                             -----------
                                               3,815,130
                                             -----------
Office-Industrial Buildings -- (6.5%)
    13,500   Alexandria Real Estate
               Equities, Inc. .............      616,950
    21,700   Boston Properties, Inc. ......      845,866
     3,500   Mission West Properties,
               Inc. .......................       43,855
   207,400   Prime Group Realty Trust......    1,731,790
    19,700   Reckson Associates Realty
               Corp. ......................      480,680
                                             -----------
                                               3,719,141
                                             -----------
Retail -- (9.7%)
    32,700   Alexander's, Inc. (a).........    2,192,535
    35,700   Chelsea Property Group,
               Inc. .......................    2,158,065
   315,911   Price Legacy Corp. (a)........    1,184,666
                                             -----------
                                               5,535,266
                                             -----------
Lodging -- (10.3%)
   349,400   La Quinta Corp. (a)...........    2,788,212
   130,900   MeriStar Hospitality Corp. ...    2,297,295
    51,400   RFS Hotel Investors, Inc. ....      780,252
                                             -----------
                                               5,865,759
                                             -----------
Net Lease -- (1.1%)
    25,800   Entertainment Properties
               Trust.......................      597,270
                                             -----------
             Total Real Estate Investment
               Trusts......................   21,045,196
                                             -----------
COMMON STOCKS -- (55.6%)
Ancillary Property Services -- (3.0%)
    52,000   Kennedy-Wilson Inc. (a).......      306,800
    37,900   LNR Property Corp. ...........    1,387,140
                                             -----------
                                               1,693,940
                                             -----------
Homebuilders -- (36.0%)
    33,900   Centex Corp. .................    1,908,570
    50,000   D.R. Horton, Inc. ............    1,290,000
    82,100   Hovanian Enterprises, Inc.
               (a).........................    2,499,124
    41,900   KB HOME.......................    2,088,715
    48,500   Lennar Corp. .................    2,693,690
    47,600   M.D.C. Holdings, Inc. ........    2,403,800
    32,400   Meritage Corp. ...............    1,451,520

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Homebuilders, continued:
     3,000   NVR, Inc. (a).................  $ 1,109,250
    50,900   Pulte Homes, Inc. ............    2,707,880
    72,500   Standard Pacific Corp. .......    2,433,825
                                             -----------
                                              20,586,374
                                             -----------
Lodging -- (4.6%)
    33,000   John Q. Hammons Hotels, Inc.
               (a).........................      222,750
    32,900   Marriott International,
               Inc. .......................    1,445,626
   811,700   MeriStar Hotels & Resorts,
               Inc. (a)....................      965,923
                                             -----------
                                               2,634,299
                                             -----------
Real Estate Operating Companies -- (3.8%)
   266,000   American Tower Corp. (a)......    1,327,340
    36,900   Wellsford Real Properties,
               Inc. (a)....................      828,774
                                             -----------
                                               2,156,114
                                             -----------
Manufactured Housing -- (0.2%)
    35,900   Cavalier Homes, Inc. (a)......      140,010
                                             -----------
Paper & Related Products -- (3.8%)
   185,500   Louisiana-Pacific Corp. ......    2,170,350
                                             -----------
Recreational Activities -- (4.2%)
   129,900   Six Flags, Inc. (a)...........    2,377,170
                                             -----------
             Total Common Stocks...........   31,758,257
                                             -----------
SHORT-TERM INVESTMENT -- (9.0%)
U.S. Government Agencies
$5,146,000   Federal Home Loan Bank
               Discount Note, 1.60%,
               05/01/2002..................    5,146,000
                                             -----------
             Total Short-Term Investment...    5,146,000
                                             -----------
MISCELLANEOUS SECURITY -- (0.1%)
    30,200   Encompass Services Corp.
               (a).........................       53,756
                                             -----------
             Total Miscellaneous
               Security....................       53,756
                                             -----------
             Total Investments (Cost
               $46,544,003)(101.6%)           58,003,209
SECURITY SOLD SHORT -- (0.6%)
  (15,100)   Costar Group, Inc. ...........     (359,531)
                                             -----------
             Total Securities Sold Short
               (Proceeds $367,754).........     (359,531)
                                             -----------
             Liabilities in excess of other
               assets   (1.0%)                  (529,201)
                                             -----------
             Total Net Assets(100.0%)        $57,114,477
                                             ===========

---------------

(a) Represents non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS -- (97.7%)
ASIA -- (33.2%)
Australia -- (3.2%)
   500,000   Mirvac Group..................  $ 1,087,423
                                             -----------
Hong Kong -- (6.4%)
   123,000   Henderson Land Development
               Co., Ltd. ..................      599,292
   480,000   Kerry Properties Ltd. ........      510,822
 4,424,000   Midland Realty (Holdings)
               Ltd. .......................      402,739
   222,000   Shangri-La Asia Ltd. .........      213,483
 1,000,000   Sino Land Company Ltd. .......      432,737
                                             -----------
                                               2,159,073
                                             -----------
Japan -- (7.7%)
    96,000   Diamond City Co., Ltd. .......    1,293,459
   100,410   Sekiwa Real Estate Kansai,
               Ltd. .......................      232,257
    80,000   The Sankei Building Co.,
               Ltd. .......................      221,807
    20,000   Tachihi Enterprise Co.,
               Ltd. .......................      337,228
   200,000   Tokyu Land Corp. (a)..........      317,757
   110,000   Tokyo Tatemono Co., Ltd. .....      191,900
                                             -----------
                                               2,594,408
                                             -----------
New Zealand -- (6.1%)
 4,656,435   Kiwi Income Property Trust....    2,042,113
                                             -----------
Philippines -- (2.3%)
 2,000,000   Ayala Land, Inc. .............      276,543
 4,000,000   Filinvest Land, Inc. (a)......      213,333
13,625,000   SM Development Corp. .........      296,049
                                             -----------
                                                 785,925
                                             -----------
Singapore -- (2.5%)
   200,000   City Developments Ltd. .......      684,440
   150,000   Marco Polo Developments
               Ltd. .......................      156,483
                                             -----------
                                                 840,923
                                             -----------
Thailand -- (5.0%)
 1,500,000   Amarin Plaza Public Co., Ltd.
               (a).........................      325,974
   105,000   Central Pattana Public Co.,
               Ltd. .......................      162,640
   178,600   Dusit Thani Public Co.,
               Ltd. .......................      136,257
 1,200,000   Golden Land Property
               Development Public Co., Ltd.
               (a).........................      363,426
   195,000   Sammakorn Public Co., Ltd. ...      109,097
   400,000   Saha Pathana Inter-Holding
               Public Co., Ltd. ...........      591,839
                                             -----------
                                               1,689,233
                                             -----------
                                              11,199,098
                                             -----------
EUROPE -- (32.5%)
Finland -- (2.5%)
   166,400   Sponda Oyj....................      839,722
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
EUROPE, CONTINUED:
France -- (9.8%)
 1,460,000   Euro Disney S.C.A. (a)........  $ 1,184,104
    15,725   Societe Du Louvre.............    1,013,191
    18,426   Unibail.......................    1,083,443
                                             -----------
                                               3,280,738
                                             -----------
Netherlands -- (2.9%)
    20,000   Wereldhave N.V................      993,061
                                             -----------
Norway -- (0.8%)
   133,000   Choice Hotels Scandinavia ASA
               (a).........................      253,156
                                             -----------
Spain -- (11.3%)
    25,000   NH Hoteles, S.A. (a)..........      326,665
    27,136   Metrovacesa, S.A. ............      486,624
   100,000   Vallehermoso, S.A. ...........      896,639
    59,255   Sol Melia, S.A. ..............      440,529
   120,219   Inmobiliaria Colonial,
               S.A. .......................    1,646,687
                                             -----------
                                               3,797,144
                                             -----------
Sweden -- (0.9%)
    39,400   Pandox AB.....................      318,261
                                             -----------
United Kingdom -- (4.3%)
   106,666   Chelsfield plc................      564,263
   125,000   Millennium & Copthorne Hotels
               plc.........................      692,218
    30,000   Canary Wharf Group plc (a)....      205,589
                                             -----------
                                               1,462,070
                                             -----------
                                              10,944,152
                                             -----------
NORTH & SOUTH AMERICA -- (32.0%)
Argentina -- (0.8%)
   321,038   IRSA Inversiones y
               Representaciones S.A. (a)...      181,408
    14,977   IRSA Inversiones y
               Representaciones S.A., GDR
               (a).........................       75,634
                                             -----------
                                                 257,042
                                             -----------
Canada -- (10.6%)
   185,100   Clublink Corp. ...............      854,925
    62,262   Dundee Realty Corp. (a).......      678,270
    45,000   Fairmont Hotels & Resorts,
               Inc. .......................    1,288,335
    86,600   H&R Real Estate Investment
               Trust.......................      728,241
                                             -----------
                                               3,549,771
                                             -----------
Mexico -- (1.3%)
   715,000   Grupo Posadas SA, Class L
               (a).........................      404,200
    70,000   Grupo Posadas SA, Class A
               (a).........................       46,292
                                             -----------
                                                 450,492
                                             -----------
United States -- (19.3%)
    23,000   Alexander's, Inc. (a).........    1,542,150
    35,000   Impac Mortgage Holdings,
               Inc. .......................      365,750

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
INTERNATIONAL REAL ESTATE EQUITY FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
United States, continued:
    50,700   La Quinta Corp. (a)...........  $   404,586
     5,000   Lennar Corp. .................      277,700
    11,200   M.D.C. Holdings, Inc. ........      565,600
    10,000   Marriott International,
               Inc. .......................      439,400
    12,500   MeriStar Hospitality Corp. ...      219,375
   265,600   MeriStar Hotels & Resorts,
               Inc. (a)....................      316,064
     1,150   NVR, Inc. (a).................      425,213
    51,001   Price Legacy Corp. (a)........      191,254
    30,000   Prime Group Realty Trust......      250,500

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
NORTH & SOUTH AMERICA, CONTINUED:
United States, continued:
    10,100   Pulte Homes, Inc. ............  $   537,320
    28,400   Standard Pacific Corp. .......      953,388
                                             -----------
                                               6,488,300
                                             -----------
                                              10,745,605
                                             -----------
             Total Common Stocks...........   32,888,855
                                             -----------
             Total Investments (Cost
               $31,584,452)  (97.7%)          32,888,855
             Other assets in excess of
               liabilities   (2.3%)              773,478
                                             -----------
             Total Net Assets(100.0%)        $33,662,333
                                             ===========

---------------

(a) Represents non-income producing securities.

GDR -- Global Depositary Receipts

PLC -- Public Limited Company

SA -- Societe Anonyme (French Corp.)

                       See notes to financial statements.

ALPINE MUTUAL FUNDS
ALPINE DYNAMIC BALANCE FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
REAL ESTATE INVESTMENT TRUSTS -- (10.0%)
Apartments -- (0.4%)
     8,000   Town & Country Trust..........  $   180,000
                                             -----------
Diversified -- (2.0%)
    20,000   Vornado Realty Trust..........      882,000
                                             -----------
Mortgage/Finance -- (0.7%)
    30,000   Impac Mortgage Holdings,
               Inc. .......................      313,500
                                             -----------
Lodging -- (2.7%)
    70,000   MeriStar Hospitality
               Corporation.................    1,228,500
                                             -----------
Office-Industrial Buildings -- (2.3%)
    10,000   Boston Properties, Inc. ......      389,800
    51,500   Prime Group Realty Trust......      430,025
     8,000   Reckson Associates Realty
               Corporation.................      195,200
                                             -----------
                                               1,015,025
                                             -----------
Retail Centers -- (1.9%)
    13,300   Chelsea Property Group,
               Inc. .......................      803,985
                                             -----------
             Total Real Estate Investment
               Trusts (Cost $3,667,032)....    4,423,010
                                             -----------
COMMON STOCKS -- (44.5%)
Communications -- (1.4%)
    15,000   Verizon Communications
               Inc. .......................      601,650
                                             -----------
Conglomerate -- (4.0%)
    17,000   General Electric Co. .........      536,350
    22,000   Honeywell International
               Inc. .......................      806,960
     6,000   Illinois Tool Works Inc. .....      432,600
                                             -----------
                                               1,775,910
                                             -----------
Construction -- Homebuilder -- (2.8%)
    20,000   Pulte Homes, Inc. ............    1,064,000
     5,000   Standard Pacific Corp. .......      167,850
                                             -----------
                                               1,231,850
                                             -----------
Consumer Products & Services -- (0.9%)
    23,000   RPM, Inc. ....................      389,850
                                             -----------
Energy -- (2.2%)
     5,000   ChevronTexaco Corporation.....      433,550
    15,000   CONSOL Energy Inc. ...........      344,850
     5,000   Penn Virginia Corporation.....      191,500
                                             -----------
                                                 969,900
                                             -----------
Financial -- Banks -- (9.0%)
    14,600   Bancorp Rhode Island, Inc. ...      319,448
    10,000   Bank of Hawaii Corporation....      284,800
    20,000   The Bank of New York Company,
               Inc. .......................      731,800
    24,000   FleetBoston Financial
               Corporation.................      847,200
    11,000   Golden West Financial
               Corporation.................      752,290
    11,000   PNC Financial Services
               Group.......................      606,650
     4,575   Rurban Financial Corp. .......       57,188
     7,000   State Street Corporation......      357,770
                                             -----------
                                               3,957,146
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
COMMON STOCKS, CONTINUED:
Financial Services -- (8.7%)
    10,000   American Express Company......  $   410,100
     7,000   The Chubb Corporation.........      536,900
    20,000   GATX Corporation..............      640,400
     7,000   Household International,
               Inc. .......................      408,030
    21,000   J.P. Morgan Chase & Co. ......      737,100
     3,000   Marsh & McLennan Companies,
               Inc. .......................      303,240
    12,000   MBNA Corporation..............      425,400
     4,000   The Student Loan
               Corporation.................      389,400
                                             -----------
                                               3,850,570
                                             -----------
Information Technology -- (0.9%)
     5,000   International Business
               Machines Corporation
               (IBM).......................      418,800
                                             -----------
Medical Equipment -- (1.5%)
    17,900   Guidant Corporation (a).......      673,040
                                             -----------
Pharmaceutical -- (2.5%)
     6,000   Bristol-Myers Squibb
               Company.....................      172,800
     4,000   Eli Lilly and Company.........      264,200
    12,000   Merck & Company...............      652,080
                                             -----------
                                               1,089,080
                                             -----------
Publishing -- (0.9%)
     6,000   McGraw-Hill Companies,
               Inc. .......................      383,940
                                             -----------
Utilities -- (9.7%)
    24,000   Allegheny Energy, Inc. .......    1,006,080
     8,000   American Electric Power
               Company, Inc. ..............      366,400
    45,000   Aquila, Inc. .................      721,800
     7,000   Hawaiian Electric Industries,
               Inc. .......................      330,680
    17,000   IDACORP, Inc..................      643,280
     4,200   SJW Corp. ....................      354,900
    30,000   TECO Energy, Inc. ............      835,200
                                             -----------
                                               4,258,340
                                             -----------
             Total Common Stocks (Cost
               $18,717,559)................   19,600,076
                                             -----------
PREFERRED STOCKS -- 0.1%
     4,600   Southside Cap Trust II Tr Pfd
               Secs Conv 8.75% 8.75%,
               12/31/30....................       72,312
                                             -----------
             Total Preferred Stocks (Cost
               $70,911)....................       72,312
                                             -----------
BONDS AND NOTES -- (36.4%)
U.S. Government Agencies -- (6.8%)
$3,000,000   Federal National Mortgage
               Association 6.25%,
               05/15/29....................    2,990,283
                                             -----------

                                   Continued
--------------------------------------------------------------------------------

ALPINE MUTUAL FUNDS
ALPINE DYNAMIC BALANCE FUND

                 SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
                                 APRIL 30, 2002
                                  (UNAUDITED)

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
BONDS AND NOTES, CONTINUED:
U.S. Government Obligations -- (29.6%)
$8,000,000   U.S. Treasury Bond, 6.00%,
               02/15/26....................  $ 8,258,752
 1,500,000   U.S. Treasury Bond, 7.25%,
               05/15/16....................    1,740,645
 3,000,000   U.S. Treasury Bond, 4.625%,
               05/15/06....................    3,040,899
                                             -----------
                                              13,040,296
                                             -----------
             Total Bonds and Notes (Cost
               $15,970,196)................   16,030,579
                                             -----------
SHORT-TERM INVESTMENT -- (9.4%)
U.S. Government Agencies -- (9.4%)
$4,130,000   Federal Home Loan Bank
               Discount Note 1.60%,
               05/01/02....................    4,130,000
                                             -----------

                        SECURITY               MARKET
  SHARES              DESCRIPTION               VALUE
----------   ------------------------------  -----------
SHORT-TERM INVESTMENT, CONTINUED:
             Total Short-Term Investment
               (Cost $4,130,000)...........  $ 4,130,000
                                             -----------
             Total Investments (Cost
               $42,555,698)  100.4%           44,255,977
                                             -----------
             Other Assets in Excess of
               Liabilities   (0.4%)             (189,866)
                                             -----------
             Total Net Assets100.0%          $44,066,111
                                             ===========

---------------

(a) Non-income producing securities.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 APRIL 30, 2002
                                  (UNAUDITED)

                                               REALTY                           INTERNATIONAL     DYNAMIC
                                           INCOME & GROWTH   U.S. REAL ESTATE    REAL ESTATE      BALANCE
                                                FUND           EQUITY FUND       EQUITY FUND       FUND
                                           ---------------   ----------------   -------------   -----------
ASSETS:
  Investments, at value (cost
     $17,363,366, $46,544,003,
     $31,584,452, $42,555,698,
     respectively).......................    $20,100,975       $58,003,209       $32,888,855    $44,255,977
  Cash...................................         39,108           377,337                --             --
  Dividends receivable...................         24,599             1,566           103,101         25,513
  Interest receivable....................             --                --                --        300,124
  Receivable for capital shares issued...        342,146         1,394,338            92,495             --
  Receivable for investment securities
     sold................................        222,799           406,984         1,192,969        173,115
  Reclaims receivable....................             --                --               169             --
  Prepaid expenses and other assets......          7,818            12,722            20,149         26,005
                                             -----------       -----------       -----------    -----------
     Total assets........................     20,737,445        60,196,156        34,297,738     44,780,734
                                             -----------       -----------       -----------    -----------
LIABILITIES:
  Securities sold short, at value
     (proceeds $367,754).................             --           359,531                --             --
  Payable for investment securities
     purchased...........................        955,383         2,608,504           383,520        640,200
  Payable for capital shares redeemed....         23,516            19,855                --             --
  Accrued expenses and other liabilities:
     Investment advisory fees............         10,000            39,470            26,781         36,243
     Administration fees.................          3,895            11,022             5,505          3,841
     Distribution fees...................             --             2,316                --             --
     Other...............................         22,329            40,981           219,599         34,339
                                             -----------       -----------       -----------    -----------
     Total liabilities...................      1,015,123         3,081,679           635,405        714,623
                                             -----------       -----------       -----------    -----------
NET ASSETS...............................    $19,722,322       $57,114,477       $33,662,333    $44,066,111
                                             ===========       ===========       ===========    ===========
NET ASSETS REPRESENTED BY
  Capital Stock..........................    $16,706,344       $49,052,105       $32,692,261    $42,094,493
  Accumulated net investment income
     (loss)..............................       (172,019)            9,723          (115,875)        92,119
  Accumulated net realized gains (losses)
     from investments, short sales, and
     forward exchange transactions.......        450,388        (3,406,557)         (218,456)       179,220
  Unrealized appreciation from
     investments and forward exchange
     transactions........................      2,737,609        11,459,206         1,304,403      1,700,279
                                             ===========       ===========       ===========    ===========
     TOTAL NET ASSETS....................    $19,722,322       $57,114,477       $33,662,333    $44,066,111
                                             ===========       ===========       ===========    ===========
NET ASSET VALUE
  Class B Shares*
     Net assets..........................    $        --       $ 2,961,306       $        --    $        --
     Shares of beneficial interest issued
       and outstanding...................             --           150,981                --             --
     Net assets value....................    $        --       $     19.61       $        --    $        --
  Class Y Shares
     Net assets..........................    $19,722,322       $54,153,171       $33,662,333    $44,066,111
     Shares of beneficial interest issued
       and outstanding...................      1,359,674         2,598,433         2,166,590      4,194,905
     Net assets value....................    $     14.51       $     20.84       $     15.54    $     10.50

---------------

* Class B shares are subject to a Contingent Deferred Sales Change ("CDSC") on redemptions of shares made within six years of purchase. The applicable CDSC is equal to a percentage of the lesser of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption with a maximum of 5.00%.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                            STATEMENTS OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 2002
                                  (UNAUDITED)

                                                REALTY                           INTERNATIONAL    DYNAMIC
                                            INCOME & GROWTH   U.S. REAL ESTATE    REAL ESTATE     BALANCE
                                                 FUND         EQUITY FUND (A)     EQUITY FUND       FUND
                                            ---------------   ----------------   -------------   ----------
INVESTMENT INCOME:
  Interest income.........................    $    6,877        $    14,255       $   17,186     $  461,380
  Dividend income (net of foreign
     withholding tax of $0; $227; $48,056
     and $0, respectively)................       236,068            299,737          341,090        297,552
                                              ----------        -----------       ----------     ----------
     Total income.........................       242,945            313,992          358,276        758,932
                                              ----------        -----------       ----------     ----------
EXPENSES:
  Investment advisory fees................        56,124            171,785          145,883        205,782
  Administration fees.....................        12,909             39,511           33,553         10,860
  Distribution fees -- Class B............            19              9,335              192             --
  Shareholder service -- Class B..........             6              3,112               64             --
  Fund accounting fees....................         2,064              2,323            4,672         12,670
  Audit fees..............................         9,712              7,041           10,083         11,584
  Custodian fees..........................         5,787             17,611           16,132          5,430
  Interest expense........................           312              1,363               57             --
  Legal fees..............................         3,494             10,642           11,520         12,308
  Registration and filing fees............         5,732             12,149           15,718             --
  Printing fees...........................         2,005              8,685            6,871             --
  Transfer agent fees.....................         1,488              9,913            9,462          7,783
  Trustee fees............................         1,184              3,127            3,590          1,810
  Other fees..............................         3,005              7,672            9,025          2,715
                                              ----------        -----------       ----------     ----------
Total expenses before fee reductions......       103,841            304,269          266,822        270,942
  Expenses voluntarily reduced by
     Investment Advisor...................       (46,124)                --               --             --
                                              ----------        -----------       ----------     ----------
       Net expenses.......................        57,717            304,269          266,822        270,942
                                              ----------        -----------       ----------     ----------
Net investment income.....................       185,228              9,723           91,454        487,990
                                              ----------        -----------       ----------     ----------
REALIZED/UNREALIZED GAIN ON INVESTMENTS:
  Net realized gains from investments,
     short sales, and forward exchange
     transactions.........................       435,532            613,555          545,859        179,221
  Change in unrealized
     appreciation/depreciation from
     investments and forward exchange
     transactions.........................     1,996,018         13,637,951        6,776,987      1,498,790
                                              ----------        -----------       ----------     ----------
Net realized/unrealized gains from
  investments, short sales, and forward
  exchange transactions...................     2,431,550         14,251,506        7,322,846      1,678,011
                                              ----------        -----------       ----------     ----------
Change in net assets resulting from
  operations..............................    $2,616,778        $14,261,229       $7,414,300     $2,166,001
                                              ==========        ===========       ==========     ==========

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                   REALTY INCOME & GROWTH FUND                       U.S. REAL ESTATE EQUITY FUND
                               -----------------------------------   ------------------------------------------------------------
                               SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED       PERIOD ENDED           YEAR ENDED
                                APRIL 30, 2002    OCTOBER 31, 2001    APRIL 30, 2002    OCTOBER 31, 2001 (a)   SEPTEMBER 30, 2001
                               ----------------   ----------------   ----------------   --------------------   ------------------
                                 (UNAUDITED)                           (UNAUDITED)
OPERATIONS:
  Net investment income
    (loss)...................    $   185,228         $  380,854        $     9,723          $    (7,876)          $   (82,029)
  Net realized gain on
    investments, short sales,
    and forward exchange
    transactions.............        435,532            204,194            613,555              361,605             2,518,824
  Change in unrealized
    appreciation/
    depreciation from
    investments and forward
    exchange transactions....      1,996,018            240,146         13,637,951             (412,841)           (2,586,981)
                                 -----------         ----------        -----------          -----------           -----------
  Change in net assets
    resulting from
    operations...............      2,616,778            825,194         14,261,229              (59,112)             (150,186)
                                 -----------         ----------        -----------          -----------           -----------
DISTRIBUTIONS TO
  SHAREHOLDERS:
  Distributions to Class A
    Shareholders:
    From net investment
      income.................             --               (533)                --                   --                    --
    From net realized gains
      from investment, short
      sales, and forward
      exchange
      transactions...........             --                 --                 --                   --                    --
    Tax return of capital....             --                 --                 --                   --                    --
  Distributions to Class B
    Shareholders:
    From net investment
      income.................           (160)              (315)                --                   --                    --
    From net realized gains
      from investment, short
      sales, and forward
      exchange
      transactions...........            (30)                --                 --                   --                    --
    Tax return of capital....             --                 --                 --                   --                    --
  Distributions to Class Y
    Shareholders:
    From net investment
      income.................       (357,087)          (525,767)                --                   --                    --
    From net realized gains
      from investment, short
      sales, and forward
      exchange
      transactions...........        (43,547)                --                 --                   --                    --
    Tax return of capital....             --                 --                 --                   --                    --
                                 -----------         ----------        -----------          -----------           -----------
  Change in net assets
    resulting from
    distributions to
    shareholders.............       (400,824)          (526,615)                --                   --                    --
                                 -----------         ----------        -----------          -----------           -----------
SHARES OF BENEFICIAL INTEREST
  TRANSACTIONS:
  Proceeds from shares
    sold.....................     10,792,841            297,353         32,115,849               47,458             5,042,844
  Proceeds from shares issued
    in connection with
    exchange from Class A....             --             17,063                 --                   --             4,789,939
  Proceeds from shares issued
    in connection with
    exchange from Class C....             --                 --                 --                   --                    --
  Dividends reinvested.......        273,546            310,669                 --                   --                    --
  Cost of shares redeemed....     (1,616,575)          (122,373)       (10,651,477)            (331,185)           (5,344,739)
  Cost of shares redeemed in
    connection with exchange
    to Class A...............             --                 --                 --                   --                    --
  Cost of shares redeemed in
    connection with exchange
    to Class Y...............             --            (17,063)                --                   --            (4,789,939)
                                 -----------         ----------        -----------          -----------           -----------
  Change in net assets from
    shares of beneficial
    interest transactions....      9,449,812            485,649         21,464,372             (283,727)             (301,895)
                                 -----------         ----------        -----------          -----------           -----------
      Total change in net
         assets..............     11,665,766            784,228         35,725,601             (342,839)             (452,081)
                                 -----------         ----------        -----------          -----------           -----------
NET ASSETS:
  Beginning of period........      8,056,556          7,272,328         21,388,876           21,731,715            22,183,796
                                 -----------         ----------        -----------          -----------           -----------
  End of period..............    $19,722,322         $8,056,556        $57,114,477          $21,388,876           $21,731,715
                                 ===========         ==========        ===========          ===========           ===========

---------------

(a) For the period from October 1, 2001 to October 31, 2001.
                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                   INTERNATIONAL REAL ESTATE
                                                                          EQUITY FUND
                                                              -----------------------------------
                                                              SIX MONTHS ENDED      YEAR ENDED
                                                               APRIL 30, 2002    OCTOBER 31, 2001
                                                              ----------------   ----------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income (loss)..............................    $     91,454       $       (613)
  Net realized gain on investments, short sales, and forward
     exchange transactions..................................         545,859            674,636
  Change in unrealized appreciation/depreciation from
     investments and forward exchange transactions..........       6,776,987         (1,310,244)
                                                                ------------       ------------
  Change in net assets resulting from operations............       7,414,300           (636,221)
                                                                ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Class A Shareholders:
     From net investment income.............................              --                 --
     From net realized gains from investment, short sales,
       and forward exchange transactions....................              --                 --
     Tax return of capital..................................              --                 --
  Distributions to Class B Shareholders:
     From net investment income.............................            (106)                --
     From net realized gains from investment, short sales,
       and forward exchange transactions....................              --                 --
     Tax return of capital..................................              --                 --
  Distributions to Class Y Shareholders:
     From net investment income.............................        (517,645)                --
     From net realized gains from investment, short sales,
       and forward exchange transactions....................              --                 --
     Tax return of capital..................................              --                 --
                                                                ------------       ------------
  Change in net assets resulting from distributions to
     shareholders...........................................        (517,751)                --
                                                                ------------       ------------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      15,445,354         12,533,907
  Proceeds from shares issued in connection with exchange
     from Class A...........................................              --            143,591
  Proceeds from shares issued in connection with exchange
     from Class C...........................................              --                 --
  Dividends reinvested......................................         492,255                 --
  Cost of shares redeemed...................................     (14,578,148)       (16,345,314)
  Cost of shares redeemed in connection with exchange to
     Class A................................................              --                 --
  Cost of shares redeemed in connection with exchange to
     Class Y................................................              --           (143,591)
                                                                ------------       ------------
  Change in net assets from shares of beneficial interest
     transactions...........................................       1,359,461         (3,811,407)
                                                                ------------       ------------
       Total change in net assets...........................       8,256,010         (4,447,628)
                                                                ------------       ------------
NET ASSETS:
  Beginning of period.......................................      25,406,323         29,853,951
                                                                ------------       ------------
  End of period.............................................    $ 33,662,333       $ 25,406,323
                                                                ============       ============

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                     DYNAMIC BALANCE FUND
                                                              -----------------------------------
                                                                                 JUNE 7, 2001 (1)
                                                              SIX MONTHS ENDED       THROUGH
                                                               APRIL 30, 2002    OCTOBER 31, 2001
                                                              ----------------   ----------------
                                                                (UNAUDITED)
OPERATIONS:
  Net investment income.....................................    $   487,990        $   337,288
  Net realized gain on investments..........................        179,221             51,210
  Change in unrealized appreciation (depreciation) on
     investments............................................      1,498,790            201,489
                                                                -----------        -----------
  Change in net assets resulting from operations............      2,166,001            589,987
                                                                -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to Shareholders:
     From net investment income.............................       (500,307)          (232,852)
     From net realized gains on investments.................        (51,211)                --
                                                                -----------        -----------
  Change in net assets resulting from distributions to
     shareholders...........................................       (551,518)          (232,852)
                                                                -----------        -----------
SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
  Proceeds from shares sold.................................      3,733,041         37,676,213
  Dividends reinvested......................................        517,779            222,153
  Cost of shares redeemed...................................         (2,550)           (52,143)
                                                                -----------        -----------
  Change in net assets from shares of beneficial interest
     transactions...........................................      4,248,270         37,846,223
                                                                -----------        -----------
       Total change in net assets...........................      5,862,753         38,203,358
NET ASSETS:
  Beginning of period.......................................     38,203,358                 --
                                                                -----------        -----------
  End of period.............................................    $44,066,111        $38,203,358
                                                                ===========        ===========

---------------

(1) Commencement of operations

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                                 APRIL 30, 2002

1.   ORGANIZATION:

     Alpine Equity Trust (the "Equity Trust") was organized in 1988, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. Alpine Series Trust (the "Series Trust") was organized in 2001, and is registered under the 1940 Act, as a diversified, open-end management investment company. Alpine Realty Income & Growth Fund, Alpine U.S. Real Estate Equity Fund, and Alpine International Real Estate Equity Fund are three separate funds of the Equity Trust and Alpine Dynamic Balance Fund is a separate Fund of the Series Trust (individually referred to as a "Fund" and collectively, "the Funds"). The Funds currently offer Class Y shares for sale to investors. The U.S. Real Estate Equity Fund Class B shares are not currently offered except in connection with the reinvestment of dividends and other distributions. Class B shares purchased after January 1, 1997 will automatically convert to Class Y (formerly Class A) shares after seven years from date of purchase.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from those estimates.

     A. VALUATION OF SECURITIES:

     The Funds value securities for which the primary market is on a domestic or foreign exchange and over-the-counter securities admitted to trading on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") National List at the last quoted sale price or, if no sale, at the mean of closing bid and asked price. Over-the-counter securities not included in the NASDAQ National List for which market quotations are readily available are valued at a price quoted by one or more brokers. Securities for which accurate quotations are not available or market quotations are not readily available, are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

     B. REPURCHASE AGREEMENTS:

     The Funds may invest in repurchase agreements. A custodian holds securities pledged as collateral for repurchase agreements on the Funds' behalf. The Funds monitor the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Funds will only enter into repurchase agreements with banks and other financial institutions which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

     C. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Securities transactions are accounted for on the date a security is purchased or sold (i.e. on the trade date). Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums where applicable. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date thereafter when the Funds are made aware of the dividend. Foreign income may be subject to

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     foreign withholding taxes, which are accrued as applicable. Capital gains realized on some foreign securities are subject to foreign taxes, which are accrued as applicable.

     D. SHORT SALE TRANSACTIONS:

     The Funds are authorized to engage in short selling. Short sales are transactions in which the Funds sell a security they do not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Funds must borrow the security to deliver to the buyer when effecting a short sale. The Funds then are obligated to replace the security borrowed by purchasing it in the open market at some later date. The Funds will incur a loss, which could be substantial and potentially unlimited, if the market price of the security increases between the date of short sale and the date on which the Funds replace the borrowed security. The Funds will realize a gain if the security declines in the value between those dates. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are also at risk of incurring dividend expense if the issuer of the security that has been sold short declares a dividend. The Funds must pay the dividend to the lender of the security.

     All short sales must be fully collateralized. Accordingly, the Funds maintain the collateral in a segregated account with their custodian, consisting of cash and/or liquid securities sufficient to collateralize their obligations on short positions. As of April 30, 2002, the U.S. Real Estate Equity Fund has committed as collateral for securities sold short Federal Home Loan Bank Discount Notes in the amount of $5,146,000.

     E. FINANCING AGREEMENT:

     The Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund entered into a secured committed revolving line of credit (the "Committed Line") with State Street Bank and Trust Company (the "Bank"). Under this agreement, the Bank provided a $5,000,000 Committed Line. Borrowings under this agreement incurred interest at 0.50% per annum above the Bank's overnight federal funds rate. A commitment fee of 0.10% per annum was incurred on the unused portion of the Committed Line. The agreement was terminated April 1, 2002. The Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund incurred interest expense under the terms of the Committed Line totaling $312; $1,363; and $57, respectively, for the six months ended April 30, 2002.

     F. FEDERAL TAXES:

     It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute timely, all of its net investment company income and net realized capital gains to shareholders. Therefore, no federal income tax provision is required.

     Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld.

     G. DIVIDENDS AND DISTRIBUTIONS:

     The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any, annually to their shareholders in the form of dividends. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders, which exceed net investment income and net realized gains for tax purposes are reported as returns of capital.

     H. CLASS ALLOCATIONS:

     Income, expenses (other than class specific expenses) and realized and unrealized gains and losses of each Fund are allocated among the classes based of that Fund's shares on the relative net assets of each class. Class specific expenses are allocated to the class to which they relate. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

     I. FOREIGN EXCHANGE TRANSACTIONS:

     The Realty Income & Growth Fund and U.S. Real Estate Equity Fund may invest up to 35% and 15%, respectively, of the value of their total assets in foreign securities. The books and records of the Funds are maintained in U.S. dollars. Non-U.S. denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statement of Operations:

        i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date,

        ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

     Dividends and interest from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Funds intend to undertake any procedural steps required to claim the benefits of such treaties.

     J. RISK ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES:

     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is a possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

     Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

     K. FORWARD CURRENCY CONTRACTS:

     A forward currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     exchange rates. The forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation. When the forward is closed, the Funds record a realized gain or loss equal to the fluctuation in value during the period the forward was open. The Funds could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

3.   CAPITAL SHARE TRANSACTIONS:

     The Funds have an unlimited number of shares of beneficial interest, with $0.0001 par value, authorized. Transactions in shares and dollars of the Funds were as follows:

     REALTY INCOME & GROWTH FUND

                                                                  PERIOD ENDED            YEAR ENDED
                                                                 APRIL 30, 2002        OCTOBER 31, 2001
                                                             ----------------------   ------------------
                                                              SHARES      AMOUNT      SHARES    AMOUNT
                                                             --------   -----------   ------   ---------

    CLASS A
      Shares sold..........................................        --   $        --      366   $   4,492
      Shares issued in reinvestment of dividends...........        --            --       42         495
      Shares redeemed in connection with exchange to Class
         Y.................................................        --            --   (1,464)    (17,063)
                                                             --------   -----------   ------   ---------
      Net change...........................................        --            --   (1,056)    (12,076)
                                                             --------   -----------   ------   ---------
    CLASS B
      Shares sold..........................................        --            --       --          --
      Shares issued in reinvestment of dividends...........         4           164       22         263
      Shares redeemed......................................      (474)       (6,588)
                                                             --------   -----------   ------   ---------
      Net change...........................................      (470)       (6,424)      22         263
                                                             --------   -----------   ------   ---------
    CLASS Y
      Shares sold..........................................   778,967    10,792,841   23,228     292,861
      Shares issued in connection with exchange from Class
         A.................................................        --            --    1,464      17,063
      Shares issued in reinvestment of dividends...........    20,669       273,382   25,720     309,911
      Shares redeemed......................................  (115,409)   (1,609,987)  (9,700)   (122,373)
                                                             --------   -----------   ------   ---------
      Net change...........................................   684,227     9,456,236   40,712     497,462
                                                             --------   -----------   ------   ---------
      Total net change.....................................   683,757   $ 9,449,812   39,678   $ 485,649
                                                             ========   ===========   ======   =========

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     U.S. REAL ESTATE EQUITY FUND

                                               PERIOD ENDED             PERIOD ENDED              YEAR ENDED
                                              APRIL 30, 2002        OCTOBER 31, 2001 (A)      SEPTEMBER 30, 2001
                                         ------------------------   ---------------------   ----------------------
                                          SHARES        AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
                                         ---------   ------------   --------   ----------   --------   -----------

    CLASS A
      Shares sold......................         --   $         --        --    $      --         152   $     2,149
      Shares redeemed in connection
         with exchange to Class Y......         --             --        --           --    (121,459)   (4,789,939)
      Shares redeemed..................         --             --        --           --     (25,053)     (319,283)
                                         ---------   ------------   -------    ---------    --------   -----------
      Net change.......................         --             --        --           --    (146,360)   (5,107,073)
                                         ---------   ------------   -------    ---------    --------   -----------
    CLASS B
      Shares sold......................         --         (8,492)       --           --       1,381        19,225
      Shares issued in reinvestment of
         dividends.....................         --             --      (536)      (6,838)    (19,880)     (272,603)
      Shares redeemed..................    (11,708)      (184,181)       --           --          --            --
                                         ---------   ------------   -------    ---------    --------   -----------
      Net change.......................    (11,708)      (192,673)     (536)      (6,838)    (18,499)     (253,378)
                                         ---------   ------------   -------    ---------    --------   -----------
    CLASS Y
      Shares sold......................  1,752,956     32,124,341     3,457       47,458     334,399     5,021,470
      Shares issued in connection with
         exchange from Class A.........         --             --        --           --     119,497     4,789,939
      Shares redeemed..................   (581,193)   (10,467,296)  (23,980)    (324,347)   (328,014)   (4,752,853)
                                         ---------   ------------   -------    ---------    --------   -----------
      Net change.......................  1,171,763     21,657,045   (20,523)    (276,889)    125,882     5,058,556
                                         ---------   ------------   -------    ---------    --------   -----------
      Total net change.................  1,160,055   $ 21,464,372   (21,059)   $(283,727)    (38,977)  $  (301,895)
                                         =========   ============   =======    =========    ========   ===========

---------------

     (a) For the period from October 1, 2001 to October 31, 2001.

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     INTERNATIONAL REAL ESTATE EQUITY FUND

                                                 PERIOD ENDED                 YEAR ENDED
                                                APRIL 30, 2002             OCTOBER 31, 2001
                                           -------------------------   -------------------------
                                             SHARES        AMOUNT        SHARES        AMOUNT
                                           ----------   ------------   ----------   ------------

     CLASS A
       Shares sold.......................          --   $         --           33   $        476
       Shares issued in reinvestment of
          dividends......................          --             --           --             --
       Shares redeemed in connection with
          exchange to Class Y............          --             --      (11,690)      (143,591)
       Shares redeemed...................          --             --       (1,049)       (14,641)
                                           ----------   ------------   ----------   ------------
       Net change........................          --             --      (12,706)      (157,756)
                                           ----------   ------------   ----------   ------------
     CLASS B
       Shares sold.......................          --             --           39            502
       Shares issued in connection with
          reinvestment of dividends......           6             73
       Shares redeemed...................      (5,312)       (73,074)      (4,017)       (50,228)
                                           ----------   ------------   ----------   ------------
       Net change........................      (5,306)       (73,001)      (3,978)       (49,726)
                                           ----------   ------------   ----------   ------------
     CLASS Y
       Shares sold.......................   1,128,183     15,445,354      916,781     12,532,929
       Shares issued in connection with
          exchange from Class A..........          --             --       11,610        143,591
       Shares issued in reinvestment of
          dividends......................      37,860        492,182           --             --
       Shares redeemed...................  (1,052,896)   (14,505,074)  (1,199,179)   (16,280,445)
                                           ----------   ------------   ----------   ------------
       Net change........................     113,147      1,432,462     (270,788)    (3,603,925)
                                           ----------   ------------   ----------   ------------
       Total net change..................     107,841   $  1,359,461     (287,472)  $ (3,811,407)
                                           ==========   ============   ==========   ============

     DYNAMIC BALANCE FUND

                                                     PERIOD ENDED        JUNE 7, 2001 THROUGH
                                                    APRIL 30, 2002       OCTOBER 31, 2001 (1)
                                                 --------------------   -----------------------
                                                 SHARES      AMOUNT      SHARES       AMOUNT
                                                 -------   ----------   ---------   -----------
     Shares sold...............................  361,494   $3,733,041   3,766,514   $37,676,213
     Shares issued in reinvestment of
       dividends...............................   49,680      517,779      22,669       222,153
     Shares redeemed...........................     (243)      (2,550)     (5,209)      (52,143)
                                                 -------   ----------   ---------   -----------
     Total net change..........................  410,931    4,248,270   3,783,974    37,846,223
                                                 =======   ==========   =========   ===========

---------------

     (1) Commencement of operations.

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of securities (excluding short-term securities) for the six months ended April 30, 2002 are as follows:

                                                             U.S. GOVERNMENT   U.S. GOVERNMENT
                                 PURCHASES        SALES         PURCHASES           SALES
                                -----------    -----------   ---------------   ---------------
Realty Income & Growth Fund...  $13,091,550    $ 5,480,245             --                --
U.S. Real Estate Equity
  Fund........................   30,667,418     12,275,519             --                --
International Real Estate
  Equity Fund.................    6,170,486      5,358,198             --                --
Dynamic Balance Fund..........   12,172,213      2,142,462      7,868,738         1,000,000

5.   DISTRIBUTION PLANS:

     BISYS Fund Services LP ("BISYS LP"), a wholly-owned subsidiary of The BISYS Group, Inc. served as distributor of the Realty Income & Growth Fund, U.S. Real Estate Equity Fund, and International Real Estate Equity Fund until March 31, 2002. Quasar Distributors, LLC ("Quasar") has served as distributor of the Realty Income & Growth Fund, U.S. Real Estate Equity Fund and International Real Estate Equity Fund since April 1, 2002 and as distributor for the Dynamic Balance Fund since the Fund's inception. Realty Income & Growth Fund, U.S. Real Estate Equity Fund and International Real Estate Equity Fund have adopted Distribution Plans for their Class B shares as allowed by Rule 12b-1 under the 1940 Act. Distribution Plans permit the Funds to bear costs relating to the distribution of their shares. Under the Plans, the Funds make payments to compensate Quasar for its services as distributor. Payments received by the distributor are used to compensate dealers who have sold Class B shares and who provide services to Class B shareholders. Pursuant to the Distribution Plans, Quasar is entitled to distribution fees equal to 0.005% of the average daily net assets. Distribution Plan fees are calculated daily and paid monthly, and are borne by the classes to which they relate.

     Each of the Distribution Plans may be terminated at any time by vote of the Trustees of the Equity Trust who are not "interested persons" as defined by the 1940 Act of the Equity Trust, or by vote of a majority of the outstanding voting shares of the respective class.

6.   INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS:

     Alpine Management & Research, LLC ("Alpine") provides investment advisory services to the Funds. Pursuant to the investment advisor's agreement with the U.S. Real Estate Equity Fund and Realty Income & Growth Fund, Alpine is entitled to an annual fee based on the Funds' average daily net assets, in accordance with the following schedule:

First $750 million....................................  1.00%
Next $250 million.....................................  0.90%
Over $1 billion.......................................  0.80%

     Alpine is entitled to an annual fee based on each Fund's average daily net assets of 1.00% for the International Real Estate Equity Fund and Dynamic Balance Fund.

     Alpine has entered into a sub-advisory agreement with Saxon Woods Advisors, LLC (the "Sub-Adviser") to obtain the Sub-Adviser's assistance in managing the Alpine Dynamic Balance Fund's

                                   Continued

ALPINE MUTUAL FUNDS

                                 APRIL 30, 2002

     investment portfolio. The Alpine Dynamic Balance Fund's investment portfolio is managed by personnel of the Adviser and the Sub-Adviser. There is no additional charge to the Fund for the services provided by the Sub-Adviser. The Adviser pays the Sub-Adviser a monthly fee computed at the annual rate of 0.65% of the average daily net assets of the Alpine Dynamic Balance Fund.

     Fees may be voluntarily reduced or reimbursed by Alpine to assist the Funds in maintaining competitive expense ratios.

7.   CONCENTRATION OF CREDIT RISK:

     The Funds invest a substantial portion of their assets in the equity securities of issuers engaged in the real estate industry, including real estate investment trusts (REITs). As a result, the Funds may be more affected by economic developments in the real estate industry than would a general equity fund.

8.   OTHER FEDERAL INCOME TAX INFORMATION:

     As of October 31, 2001 the following Funds had net capital loss carryforwards which will be available through the stated years to offset future net capital gains, if any, to the extent provided by the applicable regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

                                                        YEAR
                                           AMOUNT      EXPIRES
                                           ------      -------
U.S. Real Estate Equity Fund...........  $3,359,375     2007
U.S. Real Estate Equity Fund...........     554,156     2008
International Real Estate Equity
  Fund.................................     764,313     2008

     At April 30, 2002, gross unrealized appreciation and depreciation of investments and distributable ordinary income and long-term capital gains for federal income tax purposes were as follows:

                                    COST FOR      TAX BASIS      TAX BASIS      TAX BASIS NET                    DISTRIBUTABLE
                                     FEDERAL        GROSS          GROSS         UNREALIZED      DISTRIBUTABLE     LONG-TERM
                                   INCOME TAX     UNREALIZED     UNREALIZED     APPRECIATION       ORDINARY         CAPITAL
                                    PURPOSES     APPRECIATION   DEPRECIATION   (DEPRECIATION)       INCOME           GAINS
                                   -----------   ------------   ------------   ---------------   -------------   -------------
   Realty Income & Growth Fund...  $17,363,366   $ 2,818,831     $   81,222      $ 2,737,609       $101,273        $187,096
   U.S. Real Estate Equity
     Fund........................  46,544,003     13,241,265      1,782,059       11,459,206          9,723              --
   International Real Estate
     Equity Fund.................  31,584,452      6,459,912      5,155,509        1,304,403             --              --
   Dynamic Balance Fund..........  42,555,698      2,837,425      1,137,146        1,700,279        271,339              --

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                         REALTY INCOME & GROWTH FUND
                                                         ------------------------------------------------------------
                                                                                YEAR ENDED
                                                         SIX MONTHS ENDED      OCTOBER 31,
                                                            APRIL 30,        ----------------        PERIOD ENDED
                                                               2002           2001      2000     OCTOBER 31, 1999 (a)
                                                         ----------------    ------    ------    --------------------
                                                           (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD...................      $ 11.92         $11.43    $ 9.90           $10.00
                                                             -------         ------    ------           ------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income................................         0.22(b)        0.59      0.67             0.64(b)
  Net realized/unrealized gains (losses) from
    investments, short sales, and forward exchange
    transactions.......................................         2.84           0.71      1.77            (0.32)
                                                             -------         ------    ------           ------
  Total from investment operations.....................         3.06           1.30      2.44             0.32
                                                             -------         ------    ------           ------
LESS DISTRIBUTIONS:
  Net investment income................................        (0.41)         (0.81)    (0.88)           (0.42)
  Net realized gains from investments, short sales, and
    forward exchange transactions......................        (0.06)            --     (0.01)              --
  Tax return of capital................................           --             --     (0.02)              --
                                                             -------         ------    ------           ------
  Total distributions..................................        (0.47)         (0.81)    (0.91)           (0.42)
                                                             -------         ------    ------           ------
NET ASSET VALUE, END OF PERIOD.........................      $ 14.51         $11.92    $11.43           $ 9.90
                                                             =======         ======    ======           ======
TOTAL RETURN...........................................        26.18%(c)      11.44%    25.72%            3.14%(c)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000)....................      $19,722         $8,051    $7,255           $3,842
  Ratio of expenses to average net assets..............         1.03%(d)       1.41%     1.49%            1.50%(d)
  Ratio of net investment income to average net
    assets.............................................         3.30%(d)       4.68%     6.10%            7.76%(d)
  Ratio of expenses to average net assets (e)..........         1.85%(d)       2.59%     3.10%            4.18%(d)
  Ratio of net investment income to average net assets
    (e)................................................         2.48%(d)       3.50%     4.49%            5.08%(d)
  Ratio of interest expense to average net assets......         0.00%(d)       0.11%     0.12%             N/A
  Portfolio turnover (f)...............................         94.3%           149%      137%             159%

---------------

(a) For the period from December 29, 1998 (commencement of class operations) to October 31, 1999.

(b) Net investment income is based on average shares outstanding during the period.

(c) Not annualized.

(d) Annualized.

(e) During the period, certain fees were waived or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

(f) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                             U.S. REAL ESTATE EQUITY FUND
                               -----------------------------------------------------------------------------------------
                                                                                     YEAR ENDED SEPTEMBER 30,
                               SIX MONTHS ENDED       PERIOD ENDED        ----------------------------------------------
                                APRIL 30, 2002    OCTOBER 31, 2001 (A)     2001      2000      1999      1998      1997
                               ----------------   --------------------    ------    ------    ------    ------    ------
                                 (UNAUDITED)
CLASS B SHARES
NET ASSET VALUE, BEGINNING OF
  PERIOD.....................       $12.75               $12.80           $12.89    $10.65    $12.12    $19.14    $12.41
                                    ------               ------           ------    ------    ------    ------    ------
INCOME (LOSS) FROM INVESTMENT
  OPERATIONS:
  Net investment income
    (loss)...................        (0.07)               (0.01)           (0.18)    (0.20)    (0.12)(b)  (0.05)(b)   0.02(b)(c)
  Net realized/unrealized
    gains (losses) from
    investments, short sales,
    and forward exchange
    transactions.............         6.93                (0.04)            0.09      2.44     (1.23)    (4.18)     8.49
                                    ------               ------           ------    ------    ------    ------    ------
  Total from investment
    operations...............         6.86                (0.05)           (0.09)     2.24     (1.35)    (4.23)     8.51
                                    ------               ------           ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Net investment income......         0.00                 0.00               --        --        --     (0.11)    (0.20)(c)
  Net realized gains from
    investments, short sales,
    and forward exchange
    transactions.............         0.00                 0.00               --        --     (0.11)    (2.68)    (1.58)
  Tax return of capital......         0.00                 0.00               --        --     (0.01)       --        --
                                    ------               ------           ------    ------    ------    ------    ------
  Total distributions........         0.00                 0.00               --        --     (0.12)    (2.79)    (1.78)
                                    ------               ------           ------    ------    ------    ------    ------
NET ASSET VALUE, END OF
  PERIOD.....................       $19.61               $12.75           $12.80    $12.89    $10.65    $12.12    $19.14
                                    ======               ======           ======    ======    ======    ======    ======
TOTAL RETURN (excludes
  redemption charges)........        53.80%(c)            (0.39%)(c)       (0.70%)   20.92%   (11.28%)  (25.43%)   76.87%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period
    (000)....................       $2,961               $2,075           $2,089    $2,343    $3,094    $6,352    $3,446
  Ratio of expenses to
    average net assets.......         2.70%(d)             3.23%(d)         2.97%     3.66%     3.61%     2.70%     2.52%
  Ratio of net investment
    income (loss) to average
    net assets...............        (0.87%)(d)           (1.33%)(d)       (1.23%)   (1.51%)   (0.96%)   (0.42%)    0.12%
  Ratio of expenses to
    average net assets (e)...          N/A                  N/A              N/A       N/A       N/A       N/A      2.51%
  Ratio of expenses to
    average net assets (f)...          N/A                 3.46%(d)         3.16%     3.87%     3.61%     2.72%     3.24%
  Ratio of interest expense
    to average net assets....         0.00%(d)             0.03%(d)          N/A     30.00%      N/A       N/A       N/A
  Portfolio turnover (g).....           67%                  10%             151%      143%       77%      138%      205%

---------------

(a) For the period from October 1, 2001 to October 31, 2001.

(b) Net investment income is based on average shares outstanding during the period.

(c) Not annualized.

(d) Annualized.

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f) During the period, certain fees were waived or reimbursed. If such fee waivers or reimbursement had not occurred, the ratios would have been as indicated.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                          U.S. REAL ESTATE EQUITY FUND
                         -----------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED SEPTEMBER 30,
                         SIX MONTHS ENDED        PERIOD ENDED        ---------------------------------------------------
                          APRIL 30, 2002     OCTOBER 31, 2001 (A)     2001       2000       1999       1998       1997
                         ----------------    --------------------    -------    -------    -------    -------    -------
                           (UNAUDITED)
CLASS Y SHARES
NET ASSET VALUE,
  BEGINNING OF
  PERIOD...............      $ 13.54               $ 13.57           $ 13.54    $ 11.07    $ 12.47    $ 19.49    $ 12.56
                             -------               -------           -------    -------    -------    -------    -------
INCOME (LOSS) FROM
  INVESTMENT
  OPERATIONS:
  Net investment
    income.............         0.01                    --*            (0.04)     (0.06)     (0.02)(b)  0.13(b)   0.16(b)(c)
  Net
    realized/unrealized
    gains (losses) from
    investments, short
    sales, and
  forward exchange
    transactions.......         7.29                 (0.03)             0.07       2.53      (1.26)     (4.32)      8.63
                             -------               -------           -------    -------    -------    -------    -------
  Total from investment
    operations.........         7.30                 (0.03)             0.03       2.47      (1.28)     (4.19)      8.79
                             -------               -------           -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment
    income.............         0.00                    --                --         --         --      (0.15)     (0.28)(c)
  Net realized gains
    from investments,
    short sales, and
    forward exchange
    transactions.......         0.00                    --                --         --      (0.11)     (2.68)     (1.58)
  Tax return of
    capital............         0.00                    --                --         --      (0.01)        --         --
                             -------               -------           -------    -------    -------    -------    -------
  Total
    distributions......         0.00                  0.00              0.00       0.00      (0.11)     (2.83)     (1.86)
                             -------               -------           -------    -------    -------    -------    -------
NET ASSET VALUE, END OF
  PERIOD...............      $ 20.84               $ 13.54           $ 13.57    $ 13.54    $ 11.08    $ 12.47    $ 19.49
                             =======               =======           =======    =======    =======    =======    =======
TOTAL RETURN...........        53.91%(c)             (0.22%)(c)         0.22%     22.31%    (10.40%)   (24.69%)    78.79%
RATIOS/SUPPLEMENTARY
  DATA:
  Net Assets at end of
    period (000).......      $54,153               $19,314           $19,643    $17,891    $17,405    $25,832    $19,459
  Ratio of expenses to
    average net
    assets.............         1.70%(d)              2.23%(d)          1.98%      2.57%      2.68%      1.70%      1.51%
  Ratio of net
    investment income
    (loss) to average
    net assets.........         0.13%(d)             (0.33%)(d)        (0.25%)    (0.47%)    (0.19%)     0.58%      1.10%
  Ratio of expenses to
    average net assets
    (e)................          N/A                   N/A               N/A        N/A        N/A        N/A       1.50%
  Ratio of expenses to
    average net assets
    (f)................          N/A                  2.46%(d)          2.16%      2.78%      2.68%      1.72%      2.26%
  Ratio of interest
    expense to average
    net assets.........         0.00%(d)              0.03%(d)           N/A      30.00%       N/A        N/A        N/A
  Portfolio turnover
    (g)................           67%                   10%              151%       143%        77%       138%       205%

---------------

 * Amount is less than $0.005.

(a) For the period from October 1, 2001 to October 31, 2001.

(b) Net investment income is based on average shares outstanding during the period.

(c) Not annualized

(d) Annualized

(e) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(f) During the period, certain fees were waved or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

(g) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               INTERNATIONAL REAL ESTATE EQUITY FUND
                                              -----------------------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                              SIX MONTHS ENDED    ---------------------------------------------------
                                               APRIL 30, 2002      2001       2000       1999       1998       1997
                                              ----------------    -------    -------    -------    -------    -------
CLASS Y SHARES
NET ASSET VALUE, BEGINNING OF PERIOD........      $ 12.34         $ 12.73    $ 13.23    $ 12.96    $ 12.97    $ 12.31
                                                  -------         -------    -------    -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income (loss)..............         0.04              --*     (0.14)(a)  0.03(a)     0.01      (0.03)
  Net realized/unrealized gains (losses)
    from investments, short sales, and
    forward exchange transactions...........         3.40           (0.39)     (0.31)      0.25      (0.02)      0.71
                                                  -------         -------    -------    -------    -------    -------
  Total from investment operations..........         3.44           (0.39)     (0.45)      0.28      (0.01)      0.68
                                                  -------         -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Net investment income.....................        (0.24)             --      (0.04)     (0.01)        --      (0.02)
  Net realized gains from investments, short
    sales, and forward exchange
    transactions............................           --              --         --         --         --         --
  Tax return of capital.....................           --              --      (0.01)        --         --         --
                                                  -------         -------    -------    -------    -------    -------
  Total distributions.......................        (0.24)             --      (0.05)     (0.01)        --      (0.02)
                                                  -------         -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD..............      $ 15.54         $ 12.34    $ 12.73    $ 13.23    $ 12.96    $ 12.97
                                                  =======         =======    =======    =======    =======    =======
TOTAL RETURN................................        28.31%(e)       (3.06%)    (3.42%)     2.19%     (0.08%)     5.50%
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........      $33,662         $25,344    $29,580    $33,097    $34,646    $35,234
  Ratio of expenses to average net assets...         1.83%(f)        1.96%      2.40%      2.08%      1.78%      1.82%
  Ratio of net investment income (loss) to
    average net assets......................         0.36%(f)        0.00%     (1.08%)     0.24%      0.04%     (0.21%)
  Ratio of expenses to average net assets
    (b).....................................          N/A             N/A        N/A        N/A        N/A       1.82%
  Ratio of expenses to average net assets
    (c).....................................          N/A            2.14%      2.60%      2.08%      1.78%      1.90%
  Ratio of interest expense to average net
    assets..................................         0.00%(f)        0.11%      0.33%       N/A        N/A       0.03%
  Portfolio turnover (d)....................           35%             49%        72%        31%        82%        44%

---------------

 * Amount is less than $0.005.

(a) Net investment income is based on average shares outstanding during the period.

(b) During the period, certain fees were indirectly paid. If such fees indirectly paid had not occurred, the ratios would have been as indicated.

(c) During the period, certain fees were waived or reimbursed. If such fee waivers or reimbursements had not occurred, the ratios would have been as indicated.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

(e) Not annualized.

(f) Annualized.

                       See notes to financial statements.

ALPINE MUTUAL FUNDS

                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                  ALPINE DYNAMIC BALANCE FUND
                                                              ------------------------------------
                                                                                  JUNE 7, 2001 (1)
                                                              SIX MONTHS ENDED        THROUGH
                                                               APRIL 30, 2002     OCTOBER 31, 2001
                                                              ----------------    ----------------
                                                                (UNAUDITED)
PER SHARE DATA*:
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 10.10             $ 10.00
                                                                  -------             -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................         0.12                0.09
  Net realized/unrealized gains from investments............         0.42                0.07
                                                                  -------             -------
  Total from investment operations..........................         0.54                0.16
                                                                  -------             -------
LESS DISTRIBUTIONS:
  Dividends from net investment income......................        (0.13)              (0.06)
  Net realized gains from investments.......................        (0.01)               0.00
                                                                  -------             -------
  Total distributions.......................................        (0.14)              (0.06)
                                                                  -------             -------
NET ASSET VALUE, END OF PERIOD..............................      $ 10.50             $ 10.10
                                                                  =======             =======
TOTAL RETURN................................................         5.34%(2)            1.64%(2)
RATIOS/SUPPLEMENTARY DATA:
  Net Assets at end of period (000).........................      $44,056             $38,203
  Ratio of expenses to average net assets...................         1.32%(3)            1.35%(3)
  Ratio of net investment income (loss) to average net
    assets..................................................         2.37%(3)            2.55%(3)
  Portfolio turnover........................................         9.55%               8.62%

---------------

 * For a share of beneficial interest outstanding the entire period.

(1) Commencement of operations

(2) Not annualized

(3) Annualized

                       See notes to financial statements.

                                 [ALPINE LOGO]



                                  MUTUAL FUNDS



                          REALTY INCOME & GROWTH FUND
                                        --
                          U.S. REAL ESTATE EQUITY FUND
                                        --
                      INTERNATIONAL REAL ESTATE EQUITY FUND
                                        --
                              DYNAMIC BALANCE FUND

                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2002

     THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                    TRUSTEES
                                Samuel A. Lieber
                               Laurence B. Ashkin
                                 H. Guy Leibler

                               INVESTMENT ADVISER
                       Alpine Management and Research, LLC
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                               www.alpinefunds.com

              INVESTMENT SUB-ADVISER (ALPINE DYNAMIC BALANCE FUND)
                            Saxon Woods Advisors, LLC
                       2500 West Chester Avenue, Suite 109
                               Purchase, NY 10577

                                    CUSTODIAN
                                 U.S. Bank, N.A.
                                425 Walnut Street
                              Cincinnati, OH 45202

                                  SUB-CUSTODIAN
                                Deutsche Bank AG
                                  100 Plaza One
                              Jersey City, NJ 07311

                         TRANSFER AGENT & ADMINISTRATOR
                         U.S. Bancorp Fund Services, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                   ACCOUNTANTS
                           PricewaterhouseCoopers LLP
                              100 East Broad Street
                               Columbus, OH 43215

                                  LEGAL COUNSEL
                            Schulte Roth & Zabel LLP
                                900 Third Avenue
                               New York, NY 10022

                                   DISTRIBUTOR
                            Quasar Distributors, LLC
                            615 East Michigan Street
                     Milwaukee, Wisconsin 53202

                                  ALPINE FUNDS
                        122 East 42nd Street, 37th floor
                               New York, NY 10168
                                 (212) 687-5588



                                     (12/01)